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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12.

                         THE ELDER-BEERMAN STORES CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                         THE ELDER-BEERMAN STORES CORP.

                              [ELDER-BEERMAN LOGO]

                                3155 El-Bee Road
                               Dayton, Ohio 45439

              ---------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                                      AND
                                PROXY STATEMENT
              ---------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          THURSDAY, SEPTEMBER 21, 2000
                       AT 8:00 A.M. EASTERN DAYLIGHT TIME

                             DAYTON MARRIOTT HOTEL
                            1414 S. PATTERSON BLVD.
                               DAYTON, OHIO 45409

                         THE ELDER-BEERMAN STORES CORP.
                                3155 El-Bee Road
                               Dayton, Ohio 45439

                                                                 August 21, 2000

Dear Fellow Shareholders:

     On behalf of the Board of Directors and management of The Elder-Beerman Stores Corp., I cordially invite you to attend the 2000 Annual Meeting of Shareholders. The meeting will be held at 8:00 a.m., eastern daylight time, on Thursday, September 21, 2000, at The Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409.

     The matters expected to be acted upon at the meeting are described in the enclosed Proxy Statement. In addition, there will be a report on current developments in the Company.

     You may be aware that PPM America, Inc., filed preliminary proxy materials on June 7, 2000, in which it indicated that it would solicit proxies for the election of its three nominees to the Board of Directors and for several shareholder proposals. On July 6, 2000, members of the Board of Directors met with representatives from PPM and discussed the proposals that PPM intended to bring before the annual meeting. On the basis of these discussions, the Company, all but one member of the Company's Board of Directors and PPM, together with Snyder Capital Management, Inc., the Company's largest shareholder, entered into a Settlement Agreement to end PPM's proposed proxy contest with the Company. Pursuant to the terms of the Settlement Agreement, the Company, PPM and Snyder have agreed on four nominees to be elected to the Board and the Board of Directors has agreed to support several of PPM's proposals, all as discussed in this proxy statement. You will not be receiving separate proxy materials from PPM in connection with any matters to be acted upon at the annual meeting.

     The Company requests that all shareholders thoroughly read the accompanying notice of annual meeting and proxy statement.

     Thank you for your attention to this important matter.

                                          /s/ Frederick J. Mershad
                                          Frederick J. Mershad
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                         THE ELDER-BEERMAN STORES CORP.
                                3155 El-Bee Road
                               Dayton, Ohio 45439

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                            ------------------------

     The Annual Meeting of Shareholders of The Elder-Beerman Stores Corp. ("Elder-Beerman" or the "Company") will be held on September 21, 2000, at 8:00 a.m., eastern daylight time, at The Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409. The principal business of the meeting will be:

           (1) To elect four Directors for a three-year term expiring in 2003. The Board of Directors recommends a vote FOR the election of its nominees, Mark F. C. Berner, Dennis S. Bookshester, Eugene I. Davis and Charles H. Turner. If the amendment to Article IX of the Company's Amended Articles of Incorporation (the "Articles") is approved by the shareholders at the Annual Meeting (see Item Number 4), the entire Board of Directors must be re-elected at the Company's annual meeting of shareholders in 2001.

           (2) To act upon a proposal of the Board of Directors to increase by 500,000 the number of shares of common stock covered by The Elder-Beerman Stores Corp. Equity and Performance Incentive Plan. The Board of Directors recommends a vote FOR the amendment.

           (3) To act upon a proposal of the Board of Directors to amend Article X of the Company's Amended Articles of Incorporation (the "Articles") to reduce from 72% to a majority of the Company's outstanding shares of common stock the shareholder approval required to amend or repeal any section of the Articles including those dealing with cumulative voting rights, preemptive rights to acquire shares, share repurchases by the Company, the classification of and staggered election system for the Board of Directors and the Amendment of Article X of the Articles itself. The Board of Directors recommends a vote FOR this proposal.

           (4) To act upon a proposal of the Board of Directors to amend Article IX of the Articles to eliminate the classification of the Company's Board of Directors (which is currently divided into three separate classes and elected on a staggered basis) and to replace this structure with a single class board of directors under which all directors of the Company are elected by the shareholders on an annual basis. The Board of Directors recommends a vote FOR this proposal.

           (5) To act upon a proposal to adopt a new Article XIV to the Articles pursuant to which Elder-Beerman would opt out of the provisions of Chapter 1704 of the Ohio Revised Code, which Chapter sets forth certain restrictions on the ability of an Ohio corporation to engage in certain business combinations and other transactions that involve shareholders that have the ability to exercise 10% or more of the voting power of such corporation. The Board of Directors recommends a vote FOR this proposal.

           (6) To act upon a proposal of the Board of Directors to amend Regulation 34 of the Company's Amended Code of Regulations (the "Regulations") to lower from 72% to a majority of the Company's outstanding shares of common stock the shareholder approval requirement needed to amend or repeal any Regulation in the Regulations including those dealing with the time and place of shareholder meetings, who may call special meetings of the shareholders, the order of business (including advance notice of business to be brought) at shareholder meetings, the size of the Board of Directors, the filling of newly-created directorships and Board of Directors vacancies, the removal of directors, the nomination of directors (including advance notice of the intent to nominate directors) and the amendment of the Regulations. The Board of Directors recommends a vote FOR this proposal.

           (7) To act upon a proposal of the Board of Directors to amend Regulation 9 of the Regulations to lower from 72% to a majority of the Company's outstanding shares of common stock the shareholder approval required to alter the size of the Board. The Board of Directors recommends a vote FOR this proposal.

           (8) To act upon a proposal of the Board of Directors to amend Regulation 3(a) of the Regulations to permit a shareholder or shareholders who own 10% rather than 50% of Elder-Beerman's outstanding shares of common stock to call special meetings of shareholders. The Board of Directors recommends a vote FOR this proposal.

           (9) To act upon a proposal of the Board of Directors to amend Regulation 7(c) of the Regulations to provide that any shareholder who desires to bring business before an annual meeting of Elder-Beerman's shareholders must notify Elder-Beerman not more than 90 days, but not less than 45 days (rather than not less than 60 days), in advance of such meeting of its intent to do so and of the nature of such business. The Board of Directors recommends a vote FOR this proposal.

          (10) To act upon a proposal of the Board of Directors to amend Regulation 12 of the Regulations to provide that any shareholder who desires to propose any nominees for election to Elder-Beerman's Board of Directors must notify Elder-Beerman not more than 90 days, but not less than 45 days (rather than not less than 60 days), in advance of such meeting of its intent to do so. The Board of Directors recommends a vote FOR this proposal.

          (11) To act upon a proposal of the Board of Directors to adopt a new Regulation 35 to the Regulations, pursuant to which the Company would opt out of the provisions of the Ohio Control Share Acquisition Act, which Act sets forth certain restrictions on the ability of persons to acquire 20% or more of the stock of an Ohio corporation. The Board of Directors recommends a vote FOR this proposal.

          (12) To transact any other business that may properly come before the meeting.

     Only shareholders of record on August 7, 2000, will be entitled to notice of and to vote at the annual meeting and at any adjournments or postponements of the meeting. If you own shares through a nominee, you must instruct your nominee to vote if you wish to have your vote counted.

                                          By Order of the Board of Directors

                                          /s/ Frederick J. Mershad
                                          Frederick J. Mershad
                                          Chairman of the Board, President
                                          and Chief Executive Officer
August 21, 2000

                             YOUR VOTE IS IMPORTANT

     Please promptly fill out, sign, date and mail the enclosed proxy card whether or not you plan to attend the annual meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Returning a signed proxy will not prevent you from attending the meeting and voting in person, if you desire.

                            ------------------------

     Also enclosed is a copy of our Annual Report for the year ended January 29, 2000. The Annual Report contains financial and other information about Elder-Beerman, but is not incorporated into the proxy statement. The Annual Report is not a part of the proxy soliciting material.

                         THE ELDER-BEERMAN STORES CORP.
                                3155 El-Bee Road
                               Dayton, Ohio 45439

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2000

                 DATE OF THE PROXY STATEMENT -- AUGUST 21, 2000

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     The Annual Meeting of Shareholders (the "Annual Meeting") of The Elder-Beerman Stores Corp. ("Elder-Beerman" or the "Company") will be held on Thursday, September 21, 2000, at 8:00 a.m., eastern daylight time, at The Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you this proxy statement (the "Proxy Statement") and the enclosed proxy card because Elder-Beerman's Board of Directors is soliciting your permission to vote your shares of common stock at the Annual Meeting. If you own Elder-Beerman common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Elder-Beerman's Investor Relations Department at (937) 296-2700.

     This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. This Proxy Statement, together with the Notice of Annual Meeting of Shareholders and proxy card, are first being mailed on or about August 21, 2000, to all shareholders of record at the close of business on August 7, 2000.

     You may be aware that PPM America, Inc. ("PPM"), filed a preliminary proxy statement on June 7, 2000, which nominated three candidates for election to the Board of Directors and made twelve additional proposals to be acted upon at the Annual Meeting. The Company filed its preliminary proxy statement on June 27, 2000, in which the Company set forth its nominees to be elected to the Board of Directors and opposed the PPM nominees and PPM's other proposals. Since the filing of the preliminary proxy statements by PPM and the Company, members of the Board of Directors and the Company's management have met with representatives of PPM to discuss the proposals that PPM intended to bring before the Annual Meeting. Based on an agreement reached at a meeting on July 6, 2000 between designated members of the Board of the Directors and representatives of PPM and Snyder Capital Management, Inc. ("Snyder"), the Company's largest shareholder, on July 19, 2000, the Company, PPM, Snyder and all but one of the members of the Company's Board of Directors entered into a Settlement Agreement (the "Settlement Agreement") to end PPM's proposed proxy contest with the Company. Pursuant to the Settlement Agreement, the Board of Directors has agreed to support the following proposals (collectively, the "Charter Amendments"): (i) the amendment of Article X of the Company's Amended Articles of Incorporation (the "Articles") to reduce from 72% to a majority of the Company's outstanding shares of common stock the shareholder approval required to amend or repeal any section of the Articles including those dealing with cumulative voting rights, preemptive rights to acquire shares, share repurchases by the Company, the classification of and staggered election system for the Board of Directors and the Amendment of Article X of the Articles itself, (ii) the amendment of Article IX of the Articles to eliminate the classification of the Company's Board of Directors, (iii) the adoption of
Article XIV to the Articles, pursuant to which the Company would opt out of the provisions of Section 1704 of the Ohio Revised Code, which Chapter sets forth certain restrictions on the ability of an Ohio corporation to engage in certain business combinations and other transactions that involve shareholders that have the ability to exercise 10% or more of the voting power of such corporation; (iv) the amendment of Regulation 34 of the Company's Amended Code of Regulations (the "Regulations") to lower from 72% to a majority of the Company's outstanding shares of common stock the shareholder approval requirement needed to amend or repeal any Regulation in the Regulations including those dealing with the time and place of shareholder meetings, who may call special meetings of the shareholders, the order of business (including advance notice of business to be brought) at shareholder meetings, the size of the Board of Directors, the filling of newly-created directorships and Board of Directors vacancies, the removal of directors, the nomination of directors (including advance notice of the intent to nominate directors) and the amendment of the Regulations, (v) the amendment of Regulation 9 of the Regulations to lower the shareholder approval requirement needed to alter the size of the Board of Directors from 72% to a majority of the Company's outstanding shares of common stock, (vi) the amendment of Regulation 3(a) of the Regulations to permit a shareholder or shareholders who own 10% rather than 50% of Elder-Beerman's outstanding shares of common stock to call special meetings of the shareholders,
(vii) the amendment of Regulation 7(c) of the Regulations to provide that any shareholder who desires to bring business before an annual meeting of Elder-Beerman's shareholders must notify Elder-Beerman not more than 90 days, but not less than 45 days, in advance of such meeting of its intent to do so and of the nature of such business, (viii) the amendment of Regulation 12 of the Regulations to provide that any shareholder who desires to propose any nominees for election to Elder-Beerman's Board of Directors must notify Elder-Beerman not more than 90 days, but not less than 45 days, in advance of such meeting of its intent to do so and (ix) the adoption a new Regulation 35 to the Regulations, pursuant to which the Company would opt out of the provisions of the Ohio Control Share Acquisition Act, which Act sets forth certain restrictions on the ability of persons to acquire 20% or more of the stock of an Ohio corporation. Each of these proposals is discussed in this Proxy Statement.

     PPM and the Board of Directors have also agreed on the four nominees to be elected to the Board of Directors. As a result, this proxy statement will be the only proxy statement you will receive in connection with the Annual Meeting.

INFORMATION ABOUT VOTING

     Shareholders can vote on matters presented at the Annual Meeting in two ways:

     - BY PROXY -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the Company's nominees for director and whether your shares should be voted for or against the amendment to the Company's Equity and Performance Incentive Plan to be presented at the Annual Meeting and whether your shares should be voted for or against the Charter Amendments. If you do not indicate instructions on the card, your shares will be voted FOR the election of the Company's nominees for director, FOR the amendment to the Company's Equity and Performance Incentive Plan and FOR the Charter Amendments.

     - IN PERSON -- You may come to the Annual Meeting and cast your vote there.

     The Board of Directors of the Company is soliciting votes FOR the Company's four nominees for election to the Board of Directors, FOR the amendment to the Company's Equity and Performance Incentive Plan and FOR the Charter Amendments.

     You may revoke your proxy at any time before the vote at the Annual Meeting by sending a written notice of revocation to Elder-Beerman's Secretary prior to the Annual Meeting or by attending the Annual Meeting and voting in person.

     Each share of Elder-Beerman common stock is entitled to one vote. As of August 7, 2000, there were 14,888,829 shares of common stock outstanding.

INFORMATION REGARDING TABULATION OF THE VOTE

     Elder-Beerman has a policy that all proxies, ballots and votes tabulated at a meeting of the shareholders are confidential. Representatives of Wells Fargo Bank Minnesota, NA, will tabulate votes and act as Inspectors of Election at the Annual Meeting.

QUORUM REQUIREMENTS

     A quorum of shareholders is necessary to hold a valid meeting. Under Elder-Beerman's Regulations, if shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist to conduct all business at the Annual Meeting. Abstentions are counted as present for establishing a quorum, but broker nonvotes are not. A broker nonvote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

     The holders of a majority of the votes represented at the Annual Meeting, whether or not a quorum is present, may adjourn the meeting without notice other than by announcement at the meeting of the date, time and location at which the meeting will be reconvened.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

     ELECTION OF DIRECTORS

     The four nominees for directors receiving the greatest number of votes will be elected at the Annual Meeting.

     AMENDMENT TO THE EQUITY AND PERFORMANCE INCENTIVE PLAN

     A majority of all the votes cast at the Annual Meeting will be required for the approval of the amendment to the Equity and Performance Incentive Plan.

     Abstentions and broker nonvotes will have no effect on the result of the vote on the election of directors and the amendment to the Equity and Performance Incentive Plan.

     CHARTER AMENDMENTS

     The affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 3. If Item 3 is approved, the Company will adjourn the Annual Meeting to file the revised
Article X of the Articles with the Ohio Secretary of State. The meeting will be re-convened after the amendment has been filed.

     If Item 3 is approved, the affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 4. If the shareholders fail to approve Item 3, the affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 4.

     If Item 3 is approved, the affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 5. If the shareholders fail to approve Item 3, then the affirmative vote of the holders of at least 66 2/3% of the outstanding common stock of the Company is required to approve Item 5.

     The affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 6.

     If Item 6 is approved, the affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 7. If the shareholders fail to approve Item 6, the affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 7.

     If Item 6 is approved, the affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 8. If the shareholders fail to approve Item 6, the affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 8.

     If Item 6 is approved, the affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 9. If the shareholders fail to approve Item 6, the affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 9.

     If Item 6 is approved, the affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 10. If the shareholders fail to approve Item 6, the affirmative vote of the holders of at least 72% of the outstanding common stock of the Company is required to approve Item 10.

     The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to approve Item 11.

REVOCATION OF PROXY

     If you give a proxy, you may revoke it at any time before the vote at the Annual Meeting by giving notice to Elder-Beerman's Secretary in writing prior to the Annual Meeting or by voting in person at the Annual Meeting.

COSTS OF PROXY SOLICITATION

     Elder-Beerman will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telegram, telephone or personal interview by an officer or director of the Company, as identified in this Proxy Statement under "Certain Information Regarding Participants." Elder-Beerman will also ask banks, brokers and other institutional nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies, and reimburse them for their expenses. In addition, Elder-Beerman has also retained Morrow & Co. to aid in the distribution and solicitation of proxies, and has agreed to pay them a fee of approximately $30,000, plus reasonable expenses. To date, the Company has paid $30,000 to Morrow & Co. as an advance on expenses. The Company will pay up to $250,000 of PPM's reasonable and documented costs and expenses (i) in connection with PPM's activities prior to the date of the Settlement Agreement with respect to PPM's solicitation of proxies for the Annual Meeting and (ii) after the date of the Settlement Agreement, in connection with PPM's review of the Company's revised proxy materials. To date, the Company has paid approximately $49,000 to PPM and its advisors.

BACKGROUND INFORMATION ABOUT THE PPM PROXY AND THE COMPANY

     On June 7, 2000, PPM filed with the Securities and Exchange Commission an Amendment to its Schedule 13D with Preliminary Proxy Materials (the "PPM Proxy") attached. The PPM Proxy set forth PPM's intentions to solicit proxies for the election of three nominees for directors to be elected at the Annual Meeting and the adoption of a number of other proposals it intended to make at the Annual Meeting.

     PPM indicated in the PPM Proxy that it was planning to solicit proxies in part because the Board of Directors and the Company's management failed to respond to the concerns raised by some of the Company's largest shareholders. To address these concerns, members of the Board of Directors and management met with representatives of PPM and Snyder. Neither the Company, PPM nor Snyder thought that the time and expense of a proxy contest was in the best interest of the Company or its shareholders. Additionally, the Company wanted to address the concerns of its largest shareholders. The Company, PPM and Snyder agreed on four nominees to be elected to the Board of Directors and the nine Charter Amendments outlined in Items 3, 4, 5, 6, 7, 8, 9, 10 and 11. The parties entered into the Settlement Agreement, which is summarized below. The Board of Directors believes that its support for the nominees for director and the Charter Amendments, as well as the Company's recent actions and policies described below, collectively reflect the commitment of the Board of Directors and the Company to maximize the value of the Company for its shareholders.

SETTLEMENT AGREEMENT

     GENERAL

     On July 19, 2000, the Company, all but one of its directors, Snyder, PPM America Special Investments Fund, L.P. ("SIF I"), PPM America Special Investments CBO II, L.P. ("CBO II"), and PPM ( SIF I, CBO II and PPM are referred to collectively in this section as the "PPM Group"), entered into a settlement agreement (the

"Settlement Agreement") to end the Company's pending proxy contest with the PPM Group. The following is a summary of the material terms of the Settlement Agreement. This summary is qualified in its entirety by references to the Settlement Agreement attached hereto as Annex C.

     PROVISIONS REGARDING THE ELECTION OF DIRECTORS AT THE ANNUAL MEETING

     The Company agreed, pursuant to the Settlement Agreement, to nominate Messrs. Berner, Bookshester, Davis and Turner (the "New Nominees") for election to the Board of Directors. Messrs. Bookshester and Turner were recommended by Snyder. Messrs. Berner and Davis were recommended by the PPM Group. The Board of Directors approved the nomination of the New Nominees and recommended such New Nominees for approval by the shareholders.

     AMENDMENTS TO THE COMPANY'S ARTICLES AND REGULATIONS

     Pursuant to the Settlement Agreement, the Company agreed, subject to the requisite approval of the shareholders at the Annual Meeting, (i) to amend
Article X of its Articles to reduce from 72% to a majority of the Company's outstanding shares of common stock (the "Common Stock") the shareholder approval required to amend or repeal any section of the Articles, (ii) to amend Article IX of the Company's Articles to eliminate classification of the Board of Directors, (iii) to adopt a new Article XIV to the Articles pursuant to which the Company would opt out of Ohio state law provisions that restrict an Ohio corporation's ability to engage in certain transactions with shareholders holding 10% or more of the corporation's voting power, (iv) to amend Regulation 34 of the Regulations to reduce from 72% to a majority of the Company's outstanding shares of Common Stock the shareholder approval required to amend or repeal any regulation, (v) to amend Regulation 3(a) to permit special meetings of shareholders to be called by a shareholder or shareholders owning 10% rather than 50% of the Company's outstanding shares of Common Stock, (vi) to amend Regulation 7(c) to relax the advance notice provisions in connection with shareholder business to be brought before an annual meeting of the Company's shareholders, (vii) to amend Regulation 12 to relax the advance notice provisions in connection with shareholder nominations of candidates for election to the Company's Board of Directors, (viii) to amend Regulation 9 to reduce from 72% to a majority of the Company's outstanding Common Stock the shareholder approval required to alter the size of the Board of Directors, and (ix) to adopt a new Regulation 35 to the Regulations pursuant to which the Company would opt out of the provisions of the Ohio Control Share Acquisition Act.

     Based on an agreement reached at a meeting on July 6, 2000 between designated members of the Board of Directors and representatives of PPM and Snyder, at a meeting held on July 21, 2000, the Company's Board of Directors ratified the Settlement Agreement and approved the amendments to the Company's Articles and Regulations and recommended such amendments for approval by the shareholders.

     TERMINATION OF SETTLEMENT AGREEMENT

     The Settlement Agreement will automatically terminate if the shareholders fail to elect each of the New Nominees to the Board of Directors at the Annual Meeting or if the Company or any of the directors party to the Settlement Agreement fails to exercise good faith in fulfilling its obligations to actively seek shareholder approval of the amendments to the Articles and to the Regulations and election of the New Nominees. If some or all of the amendments to the Articles and Regulations are adopted, but not all of the New Nominees are elected to the Board of Directors, the Settlement Agreement will terminate. The Company, PPM and Snyder agreed that if the New Nominees were not elected, PPM and Snyder should not be subject to any restrictions on their ability to commence or participate in an election contest with respect to the Company's Board of Directors. A major objective of the Settlement Agreement is to allow the Company's shareholders to have a better opportunity to voice their concerns about the Company. The Company, PPM and Snyder want these nominees to serve on the Board of Directors as soon as possible, so that the shareholders will have their representatives on the Board of Directors. If the New Nominees are not elected, PPM and Snyder may, for example, form "groups" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), solicit proxies with respect to an election contest or call a special meeting of shareholders for the purpose of an election contest.

     If the Settlement Agreement is terminated, substantially all obligations of the parties thereto shall terminate.

     AGREEMENT WITH RESPECT TO VOTING AT THE ANNUAL MEETING

     Pursuant to the Settlement Agreement, each party thereto (other than the Company) agreed to cause all shares of Common Stock beneficially owned by such party to be voted at the Annual Meeting in favor of (i) the amendments to the Articles, (ii) the amendments to the Regulations and (iii) the election of the New Nominees to the Board of Directors, all as set forth therein. Furthermore, each party to the Settlement Agreement (other than the Company) agreed that, besides the proposed amendment to the Company's Equity and Performance Plan to increase by 500,000 the number of Common Shares available under such plan, it would not bring any business before the Annual Meeting except as expressly contemplated by the Settlement Agreement.

     TERMINATION OF THE PROXY CONTEST

     Pursuant to the Settlement Agreement, the PPM Group agreed (i) to immediately terminate all activities with respect to its solicitation of proxies in connection with the Annual Meeting, (ii) to not solicit directly or indirectly any proxies or participate in any solicitation of any proxy with respect to matters to be presented at the Annual Meeting, other than solicitations in favor of the amendments and director nominations set forth in the Settlement Agreement, (iii) to not become a participant in any election contest relating to the Annual Meeting, (iv) to promptly file an amendment to the PPM Group's Schedule 13D to reflect the termination of the proxy contest and the other provisions of the Settlement Agreement, and (v) to refrain from taking any other actions inconsistent with the matters contemplated by the Settlement Agreement. The Company agreed to pay up to $250,000 of the reasonable, documented costs and expenses of the PPM Group and its representatives incurred in connection with their activities prior to the date of the Settlement Agreement with respect to their solicitation of proxies (i) in connection with the Annual Meeting and (ii) in connection with the PPM Group's review of Elder-Beerman's revised proxy materials following the date of the Settlement Agreement.

     VOTING AND STANDSTILL AGREEMENTS

     Pursuant to the Settlement Agreement, each party thereto (other than the Company) agreed that during the period commencing on the date of the Settlement Agreement and ending on the date that is 75 days prior to the first anniversary of the Annual Meeting, such party (a) shall cause all shares of capital stock of the Company that have the right to vote generally in the election of directors and that are beneficially owned by such party: (i) to be present, in person or by proxy, at the Annual Meeting so that all such shares may be counted for the purpose of determining if a quorum is present at the Annual Meeting, (ii) to be voted in favor of all of the proposals set forth in the Settlement Agreement and in favor of the election of the New Nominees to the Board of Directors at the Annual Meeting; (b) shall not directly or indirectly (except through the Company pursuant to due authorization) solicit any proxies or consents or in any way participate in any solicitation of any proxy with respect to shares of Common Stock in any election contest with respect to the Company's Board of Directors or become a participant in any election contest with respect to the Company's Board of Directors or request or induce or attempt to induce any other person to take any such actions with respect to an election contest related to the Company's Board of Directors; (c) shall not (i) form, join or otherwise participate in any "group" (within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 thereunder) or (ii) otherwise act in concert with any other person for the purpose of holding or voting Common Stock in order to circumvent the Settlement Agreement; (d) shall not call, request the call of, or seek to call, any special meeting of shareholders for the purpose of an election contest with respect to the Company's Board of Directors; (e) shall not enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing matters; and (f) shall not make any public announcement critical of the composition of the Board of Directors. In addition, the parties to the Agreement (other than the Company) agreed to refrain from calling a special meeting of shareholders during the 75 days leading up to the 2001 Annual Meeting.

     OTHER PROVISIONS

     The Board of Directors has agreed that the transactions contemplated by the Settlement Agreement will not trigger the provisions of the Rights Agreement, dated as of December 30, 1997, as amended, by and between the Company and Norwest Bank Minnesota, N.A., as Rights Agent.

     The Settlement Agreement provides that the parties thereto will seek to cause the 2001 Annual Meeting to be held between twelve and thirteen months from the date of the 2000 Annual Meeting. Additionally, the Settlement Agreement may be amended or modified only by the written agreement of each party thereto.

     OPPOSITION TO SETTLEMENT AGREEMENT

     Mr. Muskovich, the former President and Chief Operating Officer of the Company, was terminated by the Company on June 29, 2000. Mr. Muskovich will serve as a director until the Annual Meeting when his term will expire and has not been re-nominated for election to the Board of Directors. After the termination of his employment by the Company, Mr. Muskovich informed the Company that he objects to the Settlement Agreement and the Charter Amendments, and has voted against them. Mr. Muskovich is not a party to the Settlement Agreement.

The Company's Actions to Maximize Shareholder Value

     The Company has executed a number of initiatives that the Company believes will help to generate the best overall result for its shareholders, including:

     - The addition of two independent directors to the Board of Directors in December, 1999, at the request of the Company's shareholders.

     - The development of a new store prototype and the opening of the first two of these stores in the Fall of 1999, and the announcement of three new concept stores in Howell, Michigan, West Bend, Wisconsin and Jasper, Indiana to be opened during the fall of this year.

     - The expansion of two stores in Sandusky, Ohio in September, 1999 and Winfield, West Virginia in September, 1999.

     - The implementation of a planner/distributor merchandising structure, which commenced in February, 1999 and was completed during the first quarter of 2000. A planner/distributor organization separates the merchandising functions into (i) buyers, who select merchandise and manage vendor relationships and (ii) planner/distributor specialists, who focus on merchandise flow and store inventory management. The Company believes that by implementing a planner/distributor structure, it can optimize its inventory investment.

     - The implementation of an innovative proprietary point of sale system in May, 2000 to bring better and more efficient service to the Company's customers. This new point of sale system functions as much more than a traditional cash register. In addition to processing sales up to three times faster than the Company's previous system, it will provide a number of non-cash register functions, including (i) advertising and couponing of the Company's own products, (ii) a stock locator function that allows customers to select merchandise available only at other Elder- Beerman locations, (iii) reporting of real-time sales performance goals to each sales associate and (iv) Internet access at the terminal to third-party websites and goods.

     - The $300 million renewal of the Company's credit facilities in May, 1999.

     - The sale of the Bee-Gee Shoe division during the fourth quarter of 1999 so that the Company can focus on its core department store business.

     - The closure of two underperforming stores in Charleston, West Virginia on June 14, 2000 and Wheeling, West Virginia on July 4, 2000.

     - The purchase of 1.1 million shares ($7 million) of the Company's Common Stock between August 30, 1999 and November 23, 1999, pursuant to the two-year, $24 million stock repurchase program implemented during fiscal year 1999.

     After its announcement on February 28, 2000 that the Company engaged Wasserstein Perella & Co. to explore strategic alternatives (including a sale of the Company, a merger with another retailer or a divestiture of stores), members of management and the Board of Directors and the Company's advisors discussed a variety of potential transactions with interested parties. The Company entered into confidentiality agreements with eight parties and sent information regarding the Company to those parties. The Company received indications of interest to purchase all of the outstanding Common Stock of the Company from two potential buyers. Members of the Company's management and the Company's advisors engaged in further conversations with the two parties that had expressed interest in the Company and reported such discussions to the Board of Directors. After reviewing the indications of interest and the results of discussions that management and the Company's advisors had with the interested parties, the Board of Directors determined that the terms of the transactions proposed were not in the best interest of the Company's shareholders because, among other things, the price to be paid to the shareholders was inadequate. On August 11, 2000, the Board of Directors decided that the Company should cease its exploration of strategic alternatives and focus its efforts on the Company's strategic business plan.

     The Board of Directors does not believe there will be any negative impact on any future efforts to sell the Company if the Charter Amendments are adopted since the adoption of certain of the Charter Amendments may make it easier to effect a sale of the Company. For instance, if the proposal to opt out of the Ohio Control Share Acquisition Act is adopted, it will be easier to effect a tender offer for the Company's shares. Additionally, if elected, the nominees for director will be involved in any future efforts to sell the Company.

     Concurrently with its evaluation of potential transactions, the Company has revised its strategic business plan to improve operating performance and strengthen shareholder value in both the short and long term. The revised plan calls for:

     - A shift in the Company's merchandising strategy. The Company plans to aggressively grow its opening price point and moderate priced value driven assortments, with an intense focus on ladies' and men's apparel, ladies' shoes and the home store. The Company also intends to grow its already strong cosmetic business.

     - An acceleration of "new concept store" development. The Company will capitalize on its successful, newly developed concept stores that were introduced in the third and fourth quarter of 1999. The Company has previously announced the fall season openings of three new concept stores in Howell, Michigan, West Bend, Wisconsin and Jasper, Indiana. New concept store openings will be accelerated beginning in the spring of 2001. The Company will also incorporate some of the most successful operational elements of the concept stores into existing stores over the next 18 months. About one-half of the existing stores will be modified prior to the Christmas 2000 shopping season, with the balance to be converted in 2001.

       The new concept stores, smaller than the typical department store, maximize the flexibility and use of selling space in a customer-friendly setting through a floor plan that features movable interior walls, a neutral color palate, high capacity floor fixturing and extensive wallscaping. These stores are located in smaller, secondary markets where there is less competition, allowing Elder-Beerman to position itself as the retail destination of first choice. Features of these stores include:

          - Highly visible centralized service centers conveniently located in main aisles throughout the store, which are staffed during all store hours, providing efficient, convenient transactions and quality customer service.

          - Assisted service cosmetics and shoes available on open sell fixtures for ease of selection.

          - And The Zone, a combined juniors and young men's shop that creates an exciting specialty store within a store to capture sales from the next generation of customers.

     - Streamlining of the Company's organizational structure. An aggressive streamlining initiative is planned to improve profits in the near term through significant, permanent expense reductions of $10 to $12 million (pretax) during fiscal year 2001 and an additional $5 to $7 million (pretax) during fiscal year 2002. The Company's expense cutting initiatives touch all aspects of the Company's operations, with particular emphasis on reductions in corporate office expense, work simplification and/or elimination and systems enhancement. The expense cutting steps include a job reduction (which occurred on August 11, 2000) affecting approximately 130 people. These reductions affected all departments and all levels. Employees at the Company have been notified of the plan, and those affected will receive severance packages consistent with Company policy and industry standards.

     The Company's decision to reposition its merchandising direction was driven in part by a thorough market analysis conducted by ROI Retail Strategies, a consumer research firm, and a complete reevaluation of the Company's strategic plan with the assistance of Renaissance Partners, LP, a retail consulting firm.

     Management of the Company and the Board of Directors have devoted significant time and effort to developing and implementing the Company's plans and initiatives to improve the operating performance of the Company and to best maximize the value of the Company for its shareholders. The Company believes its plans and initiatives, combined with the election of the nominees for director of the Company and the adoption of the Charter Amendments, will best maximize shareholder value and provide the best growth opportunities for the Company.

OTHER MATTERS

     The Board of Directors does not know of any other matter that will be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. Under our Regulations, generally no business besides the items discussed in this Proxy Statement may be conducted or considered at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons you have designated as your proxies will act on such proposal in their discretion. For business to be conducted or considered at the Annual Meeting, proposals must have been received at our executive offices not less than 60 nor more than 90 calendar days prior to the date of the Annual Meeting.

     Elder-Beerman and certain other persons may be deemed to be "participants" within the meaning of Regulation 14A under the Exchange Act. The participants in this solicitation may include the current directors of Elder-Beerman, the nominees for director and Scott J. Davido, Executive Vice President -- Chief Financial Officer, Treasurer and Secretary of Elder-Beerman.

                                 ITEM NUMBER 1
                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

     Currently, the Board of Directors has eleven members and is divided into three classes. Classes II and III each consist of four members and Class I consists of three members. A single class of directors is elected annually for a three-year term. Each director elected serves until the term of office of the class to which he is elected expires and until the election and qualification of his successor. The terms of the following Class II directors expire at the Annual Meeting: Dennis S. Bookshester, Stewart M. Kasen, John A. Muskovich and John J. Wiesner. For election as Class II directors at the Annual Meeting, the Nominating and Corporate Governance Committee has recommended, and the Board of Directors has approved, the re-nomination of Mr. Bookshester and the nominations of Mark F. C. Berner, Eugene I. Davis and Charles H. Turner to serve as directors for a three-year term of office that will expire at the Annual Meeting of Shareholders in the year 2003. However, if the amendment to Article IX of the Articles is approved by the shareholders at the Annual Meeting, the classified Board will be eliminated and the entire Board of Directors will stand for re-election at the Company's annual meeting of shareholders in 2001.

     The directors to be elected will be elected by a plurality of the votes cast for directors. Except to the extent that shareholders indicate otherwise on their proxies solicited by Elder-Beerman's Board of Directors, the holders of such proxies intend to vote these proxies for the election as directors of the persons named in the following table as nominees for election. The Board has no reason to believe that the persons nominated will not be available to serve. If a vacancy among such nominees occurs prior to the Annual Meeting, pursuant to the terms of the Settlement Agreement, Snyder shall have the right to designate a replacement for Mr. Bookshester and/or for Mr. Turner, and PPM shall have the right to designate a replacement for Mr. Berner and/or Mr. Davis. The shares of Common Stock represented by your proxies will be voted for any such replacement nominees.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOUR NOMINEES FOR
                                    DIRECTOR
                            NOMINATED BY THE COMPANY

     Listed below are the names of the Company's four nominees for election to the Board of Directors in Class II, those continuing directors in Classes III and I who have previously been elected to terms that will expire in the year 2001 and the year 2002, respectively and those directors in Class II whose terms will expire at the Annual Meeting. Also listed is the year in which each individual first became a director of the Company and the individual's principal occupation and other directorships.

NOMINEES FOR DIRECTOR AT THE ANNUAL MEETING:

                                 DIRECTOR
             NAME                 SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
             ----                --------   ---   ----------------------------------------------------
Mark F. C. Berner..............             46    Mr. Berner is Managing Partner of SDG Resources,
                                                  L.P., an oil and gas investment fund. From 1996 to
                                                  1998, he was a private investment consultant in New
                                                  York. In 1995, Mr. Berner served as Senior Vice
                                                  President and Counsel for Turnberry Capital
                                                  Management, L.P., a private equity fund. His prior
                                                  position was as a Director of the First Boston
                                                  Special Situations Fund, a private investment
                                                  partnership. Mr. Berner also currently serves as a
                                                  Director of ThinkSheet, Inc., and served as a
                                                  Director of Renaissance Technologies from 1997
                                                  through March, 2000. Mr. Berner is also a member of
                                                  the bar of the State of New York.

Dennis S. Bookshester..........    1999     61    Mr. Bookshester serves as the Chief Executive
                                                  Officer of Fruit of the Loom, Inc., a garment
                                                  manufacturer that filed for protection under Chapter
                                                  11 of the United States Bankruptcy Code in December,
                                                  1999. Mr. Bookshester also currently serves as a
                                                  Director of Fruit of the Loom and Playboy
                                                  Enterprises and as Chairman of Cutanix Corp.

Eugene I. Davis................             45    Mr. Davis is Chairman and Chief Executive Officer of
                                                  Pirinate Consulting Group, L.L.C., a corporate
                                                  strategy consulting firm, and of Murdock
                                                  Communications Corp., a telecommunications
                                                  enterprise. He also serves as Chief Executive
                                                  Officer of SmarTalk Teleservices Corp., an
                                                  independent provider of prepaid calling cards, that
                                                  filed for protection under Chapter 11 of the United
                                                  States Bankruptcy Code in January, 1999, and is
                                                  currently being liquidated. During 1998 and 1999,
                                                  Mr. Davis was Chief Operating Officer of Total-Tel
                                                  Communications, Inc., a long distance
                                                  telecommunications provider. From 1996 to 1997, Mr.
                                                  Davis was the Chief Executive Officer of Sport
                                                  Supply Group, Inc., a sporting goods and athletic
                                                  equipment distributor. From 1992 to 1997, he served
                                                  as President of Emerson Radio Corp., a consumer
                                                  electronics distributor. Mr. Davis also currently
                                                  serves as a Director of Coho Energy, Inc., Murdock
                                                  Communications Corp., Tipperary Corporation and
                                                  Eagle Geophysical Corp.

Charles H. Turner..............             43    Mr. Turner is Senior Vice President of Finance,
                                                  Chief Financial Officer and Treasurer of Pier I
                                                  Imports, Inc. ("Pier I"), and has served in this
                                                  capacity since August, 1999. Mr. Turner served as
                                                  Pier I's Senior Vice President of Stores from July
                                                  1994 through August 1999 and served as Controller
                                                  and Principal Accounting Officer of Pier I from
                                                  January 1992 through August 1994. Mr. Turner also
                                                  currently serves as a Director of the Boys & Girls
                                                  Clubs of Greater Fort Worth.

DIRECTORS IN CLASS III WITH TERMS CURRENTLY SCHEDULE TO EXPIRE IN 2001:

                                 DIRECTOR
             NAME                 SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
             ----                --------   ---   ----------------------------------------------------
Charles Macaluso...............    1999     56    Mr. Macaluso is a Principal in East Ridge
                                                  Consulting, Inc., a management advisory and
                                                  investment firm he founded in 1999. Prior to this,
                                                  Mr. Macaluso served as a Principal from 1996 through
                                                  1999 in Miller Associates, Inc., a management
                                                  consulting firm. Prior to this, Mr. Macaluso was a
                                                  partner with the Airlie Group, L.P. and an analyst
                                                  for Investment Limited Partners, L.P., both private
                                                  investment partnerships, from 1986 through 1996.

Steven C. Mason................    1997     64    Mr. Mason retired from Mead Corp., a forest products
                                                  company, in November 1997. Prior to retirement, Mr.
                                                  Mason served as Chairman of the Board and Chief
                                                  Executive Officer of Mead Corp. from April 1992 to
                                                  November 1997. Mr. Mason also currently serves as a
                                                  Director of PPG Industries, Inc. and Convergys.

Frederick J. Mershad...........    1997     57    Mr. Mershad has served as Chairman of the Board of
                                                  Elder-Beerman since December 1997, as Chief
                                                  Executive Officer of Elder-Beerman since January
                                                  1997 and as President of Elder-Beerman from January
                                                  1997 to December 1997 and since June 30, 2000. Prior
                                                  to this time, Mr. Mershad served as President and
                                                  Chief Executive Officer of the Proffitt's division
                                                  of Saks, Inc. ("Proffitt's"), from February 1995 to
                                                  December 1996; Executive Vice President,
                                                  Merchandising Stores for Proffitt's from May 1994 to
                                                  January 1995; Senior Vice President, General
                                                  Merchandise Manager, Home Store for the Rich's
                                                  Department Stores division of Federated Department
                                                  Stores, Inc. ("Federated") from August 1993 to May
                                                  1994; and Executive Vice President, Merchandising
                                                  and Marketing of the McRae's Department Stores
                                                  division of Proffitt's from June 1990 to August
                                                  1993.

Jack A. Staph..................    1997     54    Mr. Staph is currently a consultant, lawyer and
                                                  private investor. Mr. Staph has also served in an
                                                  unrestricted advisory capacity to CVS Corp. since
                                                  June 1997. Prior to this time, Mr. Staph served as
                                                  Senior Vice President, Secretary, and General
                                                  Counsel of Revco D.S., Inc., a retail pharmacy
                                                  company, from October 1972 to August 1997.

DIRECTORS IN CLASS I WITH TERMS CURRENTLY SCHEDULED TO EXPIRE IN 2002:

                                 DIRECTOR
             NAME                 SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
             ----                --------   ---   ----------------------------------------------------
Thomas J. Noonan, Jr...........    1997     60    Mr. Noonan serves as Executive Vice President of
                                                  WSR, Inc. ("WSR"), an automotive aftermarket
                                                  retailer, and has served in this capacity since
                                                  January 2000. Mr. Noonan served as WSR's Chief
                                                  Restructuring Officer from August 1998 through
                                                  December 1999. He also serves as the Chief Executive
                                                  Officer of the Coppergate Group ("Coppergate"), a
                                                  financial investment and management company, and has
                                                  served in this capacity since May 1996. Prior to
                                                  that, he served as a Managing Director of Coppergate
                                                  from April 1993 through May 1996. From August 1994
                                                  through 1999, Mr. Noonan served as Executive Vice
                                                  President and Chief Financial Officer of Herman's
                                                  Sporting Goods, Inc., a sporting goods retailer that
                                                  filed for protection under Chapter 11 of the United
                                                  States Bankruptcy Code and is currently being
                                                  liquidated. Mr. Noonan also currently serves as a
                                                  Director of Intrenet Inc.

Bernard Olsoff.................    1997     71    Mr. Olsoff retired from Frederick Atkins, a retail
                                                  marketing and consulting company, in 1997. Prior to
                                                  this time, Mr. Olsoff served as President, Chief
                                                  Executive Officer and Chief Operating Officer of
                                                  Frederick Atkins, from 1994 to April 1997, and
                                                  President and Chief Operating Officer from 1983 to
                                                  1994. Mr. Olsoff also currently serves as a Director
                                                  of The Leslie Fay Companies, Inc., an apparel design
                                                  and manufacturing company ("Leslie Fay").

Laura H. Pomerantz.............    1997     52    Mrs. Pomerantz currently serves as President of LHP
                                                  Consulting & Management, a real estate consulting
                                                  firm, and has served in this capacity since 1995.
                                                  Through LHP Consulting & Management, Mrs. Pomerantz
                                                  is also associated with Newmark Real Estate Co.,
                                                  Inc., a commercial real estate company, as Senior
                                                  Managing Director and has served in this capacity
                                                  since August 1996. Prior thereto, Mrs. Pomerantz
                                                  served as Senior Managing Director of S.L. Green
                                                  Real Estate Company, a commercial real estate
                                                  company, from August 1995 to July 1996, and was
                                                  affiliated with Koeppel Tenor Real Estate Services,
                                                  Inc., a commercial real estate company, from March
                                                  1995 through July 1995. Prior to this time, Mrs.
                                                  Pomerantz served as Executive Vice President and a
                                                  Director of Leslie Fay, from January 1993 to
                                                  November 1994, and as Senior Vice President and Vice
                                                  President of Leslie Fay from 1986 through 1992.

DIRECTORS IN CLASS II WITH TERMS EXPIRING AT THE ANNUAL MEETING AND WHO WERE NOT NOMINATED FOR RE-ELECTION TO THE BOARD:

                                 DIRECTOR
             NAME                 SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
             ----                --------   ---   ----------------------------------------------------
Stewart M. Kasen...............    1997     60    Mr. Kasen is currently a private investor. Mr. Kasen
                                                  previously served as the President and Chief
                                                  Executive Officer of Factory Card Outlet Corp.
                                                  ("Factory Cards") from May 1998 through October 1999
                                                  and as Chairman from April 1997 through 1999.
                                                  Factory Cards filed for protection under chapter 11
                                                  of the United States Bankruptcy Code in March 1999
                                                  and is developing a reorganization plan. Mr. Kasen
                                                  served as Chairman of the Board, President, and
                                                  Chief Executive Officer of Best Products Co., Inc.
                                                  ("Best Products"), a Richmond, Virginia, retail
                                                  catalogue showroom company, from June 1994 through
                                                  April 1996, President and Chief Executive Officer
                                                  from June 1991 to June 1994, and President and Chief
                                                  Operating Officer from 1989 to June 1991. Best
                                                  Products filed for protection under chapter 11 of
                                                  the United States Bankruptcy Code in January 1991.
                                                  Best Products' plan of reorganization was confirmed
                                                  in June 1994, and it filed a petition for bankruptcy
                                                  under chapter 11 again on September 24, 1996. Mr.
                                                  Kasen also currently serves as a Director of Markel
                                                  Corp.

John A. Muskovich..............    1997     53    Mr. Muskovich served as President and Chief
                                                  Operating Officer of Elder-Beerman from December
                                                  1997 through June 29, 2000, and served as Executive
                                                  Vice President of Administration of Elder-Beerman
                                                  from February 1996 to December 1997. In addition,
                                                  Mr. Muskovich served as Chief Financial Officer from
                                                  December 1997 through March 1999. Prior to this
                                                  time, Mr. Muskovich served as Director of Business
                                                  Process for Kmart Corp. from September 1995 to
                                                  February 1996; President of the Claims Services
                                                  Group with Federated from February 1992 to August
                                                  1995; Vice President of Benefits of Federated from
                                                  1994 to 1995; and Vice President, Corporate
                                                  Controller of Federated from 1988 to 1992.

John J. Wiesner................    1997     62    Mr. Wiesner has served as interim Chief Executive
                                                  Officer of Stage Stores, Inc., a regional apparel
                                                  retailer, since February 2000. Mr. Wiesner retired
                                                  from C.R. Anthony, a regional apparel retailer, in
                                                  June 1997. Prior to retirement, Mr. Wiesner served
                                                  as Chairman of the Board of Directors, President and
                                                  Chief Executive Officer of C.R. Anthony, from April
                                                  1987 to June 1997. Mr. Wiesner also currently serves
                                                  as a Director of Stage Stores, Inc. and The Loewen
                                                  Group, Inc. and as a member of the Advisory
                                                  Committee of the Board of Directors of Fiesta
                                                  Stores, Inc.

                                 ITEM NUMBER 2
                 PROPOSED AMENDMENT TO THE COMPANY'S EQUITY AND
                           PERFORMANCE INCENTIVE PLAN

GENERAL

     The Elder-Beerman Stores Corp. Equity and Performance Incentive Plan (the "Original Plan") was approved in December, 1997 pursuant the Company's plan of reorganization, which was confirmed by the United States Bankruptcy Court. On April 13, 2000, the Board of Directors (the "Board") approved an amendment to the Plan, subject to shareholder approval at the Annual Meeting. The proposed amendment would increase the number of shares of Common Stock to be issued under the Plan from 2,250,000 to 2,750,000, thereby making 500,000 additional shares available for grant under the Plan. The additional shares represent approximately 3.34% of the issued and outstanding stock of the Company. Currently options to acquire approximately 1,469,552 shares of Common Stock have been granted under the Plan and approximately 364,122 shares of Common Stock in the form of restricted shares and deferred shares have been granted under the Original Plan. The Board of Directors intends to continue granting these awards in order to assist the Company in developing and maintaining strong management and an increase in the maximum number of shares under the Plan would allow these future grants.

     A summary description of the Original Plan, as amended by the Amendment (the "Plan") is set forth below. The full text of the Plan, as amended by this proposal, is annexed to this Proxy Statement as Annex A, and the following summary is qualified in its entirety by reference to Annex A.

SUMMARY OF THE PLAN

     General. Under the Plan, the Board is authorized to make awards of options to purchase shares of Common Stock ("Option Rights"), awards of Tandem Appreciation Rights and/or Free-Standing Appreciation Rights ("Appreciation Rights"), awards of restricted shares ("Restricted Shares"), awards of deferred Shares ("Deferred Shares"), and awards of performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to awards of the various types, including those terms that may be established by the Board when making or administering particular awards, are set forth in detail in the Plan.

     Shares Available Under the Plan. Subject to adjustments as provided in the Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of the Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks and forfeiture thereof,
(iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Non-Employee Directors, or (vi) in payments of dividend equivalents paid with respect to awards made under the Plan may not exceed, in the aggregate, 2,750,000 shares (2,250,000 of which were approved in 1997 and 500,000 of which are being added by the proposed amendment) plus any shares relating to awards that expire or are forfeited or canceled. Such shares of Common Stock may be shares of original issuance or treasury shares or a combination of both.

     Limitations on Specific Kinds of Awards. In addition to the general limitation on the number of shares of Common Stock available under the Plan, the Plan specifically prevents grants to any participant in excess of 300,000 shares of Common Stock during any calendar year. Additionally, no participant may be granted, during any calendar year, more than 300,000 Appreciation Rights, 75,000 Restricted Shares, 5,000 Deferred Shares and Performance Shares. No participant may receive in any calendar year an award of Performance Units having an aggregate maximum value as of their respective dates of grant in excess of $1,000,000. The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options (as defined below) may not exceed 200,000 shares, subject to adjustment as provided in the Plan.

     Eligibility. Officers, including officers who are members of the Board, Non-Employee Directors, and other key employees of the Company and its subsidiaries may be selected by the Board to receive Long-Term Inactive Awards under Article III of the Plan. The Board may also make awards under the Plan to any person who has agreed to commence serving in any such capacity within 90 days of the date of the grant of the award. Non-employee Directors are eligible to receive Option Rights (other than Incentive Options) and Restricted Shares under Article IV of the Plan, as the Board determines.

     Option Rights. The Board may grant Option Rights, which entitle the participant to purchase a specified number of shares of Common Stock at an option price, which may be equal to or more or less than (but not less than 75% of) the fair market value of the shares of Common Stock, as determined by the Board, on the date of the grant. However, if the Board grants Option Rights that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), the option price per share may not be less than 100% of the fair market value of the shares of Common Stock, as determined by the Board, on the date of the grant. The grant will specify whether the option price will be payable (1) in cash or by check acceptable to the Company, (2) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted shares of Common Stock owned by the participant having a value at the time of exercise equal to the total option price, or (3) by a combination of such methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

     No Option Right may be exercised more than ten years from the date of the grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Ownership (as defined in the Plan) of the Company. Any grant of Option Rights may specify Performance Objectives (as defined below) that must be achieved as a condition to the exercise of the Option Rights. Successive grants may be made to the same participant whether or not Option Rights previously granted remain unexercised. The exercise of an Option Right cancels, on a share-for-share basis, any Tandem Appreciation Right (described below). On or after the date of the grant of any Option Right other than Incentive Stock Options, the Board may provide for the payment to the optionee of dividend equivalents on such Option Right in cash or shares of Common Stock on a current, deferred or contingent basis or may provide that such equivalents will be credited against the option price.

     Appreciation Rights. The Board may authorize the granting of Tandem Appreciation Rights. A Tandem Appreciation Right is a right to receive from the Company up to 100% of the spread between the option price and the current value of the shares of Common Stock underlying the option. Additionally, the Board may authorize the granting of Free-Standing Appreciation Rights, which are rights to receive from the Company an amount determined by the Board as a percentage of the spread (not exceeding 100%) at the time of exercise.

     Any grant of Appreciation Rights may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination and may either grant to the participant or retain in the Board the right to elect among the alternatives. The grant may specify a maximum amount payable on exercise. Any grant may also specify waiting periods before exercise. Each grant will provide that no Appreciation Right may be exercised except at a time when the related Option Right (if applicable) is also exercisable. The grant may specify Performance Objectives (described below) that must be achieved as a condition to exercise such rights.

     Restricted Shares. The Board may also authorize the grant or sale of Restricted Shares, which constitutes an immediate transfer of ownership of shares of Common Stock to the participant in consideration of the performance of services, entitling such participant to voting, dividend and other ownership rights, but may be subject to substantial risk of forfeiture and restrictions on transfer. Each grant or sale of Restricted Shares may provide that the transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current fair market value of the shares of Common Stock, as determined by the Board. Each grant or sale will provide that the Restricted Shares will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, except (if the Board so determines) in the event of retirement, disability or death of the participant or a Change of Ownership of the Company (as defined in the Plan), for a period of not less than three years as determined by the Board. The grant may provide that during the period for which "substantial risk of forfeiture" continues, the transferability of Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Board at the date of the grant. Any grant may specify

Performance Objectives (described below) which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant or sale may require that any or all dividends or other distributions paid thereon during the period of restriction be automatically deferred and reinvested in additional Restricted Shares.

     Deferred Shares. The Board may also authorize the granting or sale of Deferred Shares, which constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services and subject to the fulfillment of any conditions during the deferral period, which the Board may specify. Each grant or sale may be made without additional consideration or in consideration of a payment to the participant that is equal to or less than the fair market value of the shares of Common Stock, as determined by the Board, on the date of the grant. Deferral periods must constitute not less than one year as determined by the Board at the date of the grant, except (if the Board so determines) in the event of retirement, disability or death of the participant or a Change of Ownership of the Company or similar event or transaction. During the deferral period, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the Deferred Shares and will have no right to vote them.

     Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a participant upon achievement of specified Performance Objectives (described below). Each grant will specify the number of Performance Shares or Performance Units to which it pertains and the Performance Objectives which, if achieved, will result in payment or early payment of the award. Each grant will specify a minimum acceptable level of achievement below which no payment may be made and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Objectives. Each grant will specify the performance period during which the Performance Objectives should be achieved. The performance period will be such period of time (not less than one year, except in the event of retirement, disability or death of the participant or a Change of Ownership of the Company or similar event or transaction) commencing with the date of the grant as is determined by the Board at the date of the grant.

     Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. The amount may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the participant or retain in the Board the right to elect among the alternatives. The Board may provide for the payment of dividend equivalents on Performance Shares on a current, deferred or contingent basis. Any grant of Performance Shares may specify a maximum amount payable and any grant of Performance Units may specify a maximum amount payable or the maximum number of shares of Common Stock issued upon achievement of Performance Objectives.

     Performance Objectives. Performance Objectives are established by the Board for participants who receive awards of Performance Shares or Performance Units, or, if so determined by the Board, Option Rights, Appreciation Rights or Restricted Shares and dividend credits pursuant to the Plan. Such performance measures or "Performance Objectives" may be described either in terms of Company-wide objectives or objectives that are related to performance of the individual participant or in the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed. Section 162(m) of the Code requires that the Plan and the performance measures which must be attained to earn compensation under performance-based awards be disclosed to and approved by shareholders. The Performance Objectives applicable to any award to a participant who is or is likely to become a "covered employee" within the meaning of Section 162(m) of the Code will be based on specified levels of, or growth in, one or more of the following criteria:

     1. earnings;

     2. earnings before interest, tax, depreciation and amortization;

     3. earnings per share;

     4. share price;

     5. total shareholder return;

     6. return on invested capital, equity or assets;

     7. operating earnings; and

     8. sales growth.

     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Board may in its discretion modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate or equitable, except in the case of a "covered employee" where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     Annual Incentive Awards. The purpose of annual incentive awards ("Annual Incentive Awards") provided under the Plan is to provide for the grant of short-term performance awards to certain key employees of the Company based on their attainment of predetermined goals which will further the interests of the Company and its shareholders. Following the end of the Company's fiscal year, the Board will determine whether and to what extent the goals, the threshold or thresholds to be satisfied in order for a participant to qualify for all or a portion of an Annual Incentive Award, as determined by the Board, have been met and what Annual Incentive Awards have been earned, and will notify each participant of his or her entitlement. Annual Incentive Awards will be paid in cash as soon as practicable following the determination by the Board of such award, subject to any deferral election made by the participant. A participant may elect to defer up to 50% of an Annual Incentive Awards, which portion will be converted and granted as Deferred Shares using the fair market value of the shares of Common Stock, as determined by the Board, on the last day of the Company's fiscal year for which such award is earned. Upon the lapse of the deferral period, each participant will be granted Restricted Shares, the number of which will be calculated using the fair market value of the shares of Common Stock, as determined by the Board, on the last day of the Company's fiscal year to which the award relates, to 25% of the deferred portion of such award deferred.

     Transferability. Except as determined by the Board on a case-by-case basis, no Option Right, Appreciation Right or other derivative security granted under the Plan will be transferable by a participant other than by will or the laws of descent and distribution, except (in the case of a participant who is not a Director or officer of the Company) to a fully revocable trust of which the participant is treated as the owner for federal income tax purposes. Option Rights and Appreciation Rights will be exercisable only during the participant's lifetime by him or her or by the participant's guardian or legal representative.

     The Board may specify on the date of the grant that part or all of the shares of Common Stock that are (1) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer, will be subject to further restrictions on transfer.

     Adjustments. The Board may make or provide for such adjustments in the number of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kinds of shares covered thereby, as the Board, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants that otherwise would result from
(1) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (2) any merger, consolidation, spin-off, split-off, spin-out, split-up reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (3) any other corporate transaction or event having an effect similar to any of the foregoing. Notwithstanding any other provision of the Plan, following any adjustment, the total percent of share equivalents to be made available under the Plan will be 15% of shares outstanding after such adjustment.

     Administration and Amendments. The Plan is administered by the Board, which may from time to time delegate all or any of part of its authority under the Plan to a committee of the Board. The interpretation and construction by the Board of any provision of the Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or

Performance Units and any determination by the Board pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive.

     The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the shares of Common Stock are traded or quoted will not be effective unless and until such approval has been obtained.

     The Board will not, without further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Rights to reduce the option price. Furthermore, no Option Right may be canceled and replaced to the same individual with awards having a lower option price without further approval of the shareholders.

     If a participant holding (1) an Option Right or Appreciation Right that is not immediately exercisable in full, (2) any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, (3) any Deferred Shares as to which the deferral period has not been completed, (4) any Performance Shares or Performance Units which have not been fully earned, or (5) shares of Common Stock subject to any transfer restrictions, terminates employment by reasons of death, disability, normal or early retirement, or in the event of hardship or other special circumstances, the Board may, in its sole discretion, take any action it deems equitable or in the Company's best interest.

     The Board may permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Board may also provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     Termination. No grant may be made under the Plan more than 10 years after the date on which the Plan is first approved, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

     General. The closing price on NASDAQ of the shares of Common Stock of the Company on August 1, 2000 was $3.84 per share.

PLAN BENEFITS

     It is not possible to determine the future awards that will be received by participants in the Plan. Set forth in the table below are the number of Non-Qualified Stock Options and Restricted Shares that were granted under the Plan during the Company's fiscal year 1999 and through July 29, 2000, to each of
(i) the chief executive officer and the four most highly compensated executive officers of the Company, (ii) all present executive officers as a group and
(iii) all employees, including all present officers who are not executive officers, as a group.

                                 PLAN BENEFITS
                     EQUITY AND PERFORMANCE INCENTIVE PLAN

                                                                                RESTRICTED SHARES GRANTED
                                    GRANT/AWARD    STOCK OPTIONS    EXERCISE    -------------------------
        NAME AND POSITION              DATE           GRANTED       PRICE($)     NUMBER     VALUE ($)(1)
        -----------------           -----------    -------------    --------    --------    -------------
Frederick J. Mershad..............     2000
  Chairman and Chief Executive         1999            90,000         8.00       75,000         581,250(2)
     Officer                                          100,000         9.60
                                                      110,000        11.20
John A. Muskovich.................     2000
  President, Chief Operating           1999            48,000(3)      8.00       40,000         310,000(2)
     Officer                                           53,500(3)      9.60
  until June 29, 2000                                  58,500(3)     11.20

Scott J. Davido...................     2000                                       5,000          29,690
  Executive Vice President --          1999            15,000        9.125        5,000          45,625
  Chief Financial Officer,                             10,000        9.125
     Treasurer and Secretary......
Charles P. Shaffer................     2000
  Executive Vice President --          1999            15,000        9.125        1,108           5,540(5)
  Merchandising and Marketing                          25,000        6.750       10,000          67,500
James M. Zamberlan................     2000                                       5,000          29,690
  Executive Vice                       1999            20,000                                     9.125
     President -- Stores
Executive Officer Group (4).......     2000                                      10,000          59,380
                                       1999           545,000                   131,108       1,009,915
Non-Executive Director Group......     2000            34,668                    18,000          90,000
                                       1999            44,554                    10,875          88,135
Non-Executive Officer Employee
  Group...........................     2000            25,000                     4,000          23,752
                                       1999           244,000                     2,785          13,925(5)

---------------

(1) Reflects value on date of award.

(2) Vests three years from date of grant only if certain performance objectives are met. Mr. Muskovich's shares were canceled when he was terminated on June 29, 2000.

(3) One-third of Mr. Muskovich's options vested before his termination on June 29, 2000. Those options will expire on September 30, 2000. All unvested options have been canceled.

(4) Includes five executives listed above.

(5) Restricted Share Company match for 1999 bonus deferral.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on January 1, 2000. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received upon the exercise.

     Restricted Shares. The receipt of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares).

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

REQUIRED VOTE

     The approval of the Amendment to the Plan requires a majority of all the votes cast at the Annual Meeting, whether present in person or by proxy.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL

                               ITEM NUMBERS 3-11
                             THE CHARTER AMENDMENTS

     The Board of Directors supports adoption of the Charter Amendments, even though it had previously opposed them. The Board of Directors decided to support the Charter Amendments after discussions with its largest shareholders. The Board of Directors and management decided that the concerns of the Company's shareholders needed to be addressed. The Board of Directors believes that adoption of the Charter Amendments will provide the Company's shareholders with a better overall opportunity to have a voice in the operations of the Company. After the announcement of the Settlement Agreement, two of the Company's other large shareholders (James D. Bennett and The D3 Family Fund) filed amendments to their Schedule 13D filings to express their support for the Charter Amendments. The Board of Directors believes that if shareholders who own almost 50% of the Company's outstanding Common Stock want an opportunity to become more involved in the corporate governance of the Company, they should be able to do so. The Board of Directors believes that adoption of the Charter Amendments will provide all of the Company's shareholders with this opportunity.

                                 ITEM NUMBER 3
               ADOPTION OF AMENDMENT TO ARTICLE X OF THE ARTICLES

PROPOSED AMENDMENT

     Article X of the Articles currently states that at least 72% of the voting power of the Company is required to amend or repeal, or adopt any provision inconsistent with, the following articles in the Articles: (i) Article VI (regarding cumulative voting rights); (ii) Article VII (regarding preemptive purchase rights); (iii) Article VIII (regarding re-acquisition of shares by the Company); (iv) Article IX (regarding classification of the Board of Directors as discussed in Item 3 above); and (v) Article X (which also protects any voting entitlement of holders of preferred stock). The Board of Directors proposes that
Article X of the Articles be amended to reduce from 72% to a majority of the Company's outstanding Common Stock the shareholder approval required to amend or repeal any section of the Articles including those dealing with cumulative voting rights, preemptive rights to acquire shares, share repurchases by Elder-Beerman, the classification of and staggered election system for the Board of Directors and the amendment of Article X of the Articles itself. The full text of the amendment to Article X is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal to amend Article X to permit the amendment of any provision of the Articles upon the approval of the holders of a majority of the outstanding Common Stock of the Company. If Article X of the Articles is amended as proposed, a majority of the outstanding Common Stock of the Company will be sufficient to amend or repeal, or adopt any provision inconsistent with, the articles noted in the preceding paragraph or any other articles set forth in the Articles. The Board of Directors believes that if the holders of more than a majority of the Company's Common Stock desire to amend any provision of the Articles, they should be able to do so because they represent a majority of the outstanding Common Stock of the Company. This proposed amendment to Article X would make it easier for the Company's shareholders to pursue future corporate governance changes and to approve corporate governance changes proposed by the Board and by other shareholders. The provisions in the articles noted in the preceding paragraph may have the effect of discouraging a sale of the Company and may also render the removal of the current Board of Directors and management of the Company more difficult. However, by lowering from 72% to a majority of the outstanding Common Stock the approval required to amend these articles, a majority of the shareholders would be able to change them.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that the provisions in the current Article X that require a 72% shareholder vote are certain corporate governance provisions that the Company initially implemented to protect against abusive or unfair tactics in unsolicited attempts to buy the Company. These provisions may be changed by the holders of a majority (rather than a 72% supermajority) of the Company's Common Stock if the amendment to Article X is approved. This proposed amendment to Article X could disproportionately benefit significant shareholders such as PPM and Snyder because their large shareholdings would allow them more influence in any approval process that seeks to change my provision of the Articles.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Article X of the Articles, subject to shareholder approval at the Annual Meeting. The affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company is required to approve the amendment to Article X of the Articles.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 3

                                 ITEM NUMBER 4
              ADOPTION OF AMENDMENT TO ARTICLE IX OF THE ARTICLES

PROPOSED AMENDMENT

     Article IX of the Articles currently provides that the Company's Board of Directors be divided into three classes designated Class I, Class II and Class
III. Each class of directors is elected for a term of three years, to expire on a staggered basis. The directors first appointed to Class II hold office for a term expiring at the Annual Meeting and the directors first appointed to Class III hold office for a term expiring at the annual meeting of shareholders to be held in 2001. The directors in Class I hold office for a term that expires at the annual meeting of shareholders to be held in 2002, with the members of each class to hold office until their successors are elected. The Board of Directors proposes that Article IX of the Articles be amended to eliminate the classification of the Company's Board of Directors. The full text of the amendment to Article IX is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal to eliminate the classification of the board so that all members of the Board of Directors would stand for election at each annual meeting of the Company's shareholders. The election of directors is a primary means for shareholders to influence corporate governance policies and to hold management accountable for implementation of those policies. Requiring each director to stand for election annually allows shareholders an opportunity to express their views on the performance of the Board of Directors collectively and each director individually. The Amendment to
Article IX would eliminate the three classes of directors and the staggered terms. Instead, all of the members of the Board of Directors would be part of a single, unified class. Each director would be elected annually for a one-year term. Requiring each director to stand for election annually allows shareholders an opportunity to register their views on the performance of both the entire Board and each director individually. Shareholders can more easily change the composition of the Board if they are dissatisfied with the performance of the current directors.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that the election of directors by classes may promote continuity and stability in the management of the affairs of the Company, because, at any given time, a majority of the Board of Directors generally will have had prior experience as directors of the Company and will be familiar with its business and operations. A shift to an annual election system could encourage directors to focus on shorter-term rather than long-range goals. Declassifying the Board also could allow substantial shareholders an increased opportunity to affect the composition of the Board.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Article IX of the Articles, subject to shareholder approval at the Annual Meeting. If the Amendment to Article X (Item Number 3) is adopted by at least 72% of the outstanding Common Stock of the Company, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the amendment to Article IX of the Articles. If the shareholders fail to approve the amendment to Article X (Item Number 3), then the affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company will be required to approve the amendment to Article IX of the Articles.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 4

                                 ITEM NUMBER 5
                  ADOPTION OF NEW ARTICLE XIV TO THE ARTICLES

PROPOSAL

     Chapter 1704 of the Ohio Revised Code sets forth certain restrictions on the ability of an Ohio corporation to enter into certain business combinations and other transactions, including, for example, mergers, consolidations, asset sales, share acquisitions, leases, loans and mortgages with an "interested shareholder." Chapter 1704 of the Ohio Revised Code defines an "interested shareholder" as a shareholder who exercises or has the ability to exercise control of 10% or more of the voting power of an Ohio corporation. This statute precludes an Ohio corporation from engaging in any of the above-mentioned transactions for a period of three years after the interested shareholder acquired its shares in the corporation, unless the directors of the corporation approved in advance either the transaction in question or the interested shareholder's acquisition of its shares. The statute does, however, permit an Ohio corporation to opt out of the provisions of Chapter 1704 by adopting an amendment to its articles of incorporation to that effect. The full text of the new Article XIV is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal to adopt this new Article XIV to the Articles which would render Chapter 1704 of the Ohio Revised Code inapplicable to the Company. The Board believes that the application of Chapter 1704 to the Company has the effect of limiting or deterring types of transactions, including purchases of large blocks of the Company's Common Stock, that could be beneficial to all of the shareholders of the Company. Chapter 1704 allows the Board of Directors, and not the Company's shareholders, to initially decide if interested shareholders can acquire shares of the Company.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that this provision is intended to encourage those persons proposing to acquire control of the Company to negotiate with the Board of Directors so that all of the Company's shareholders receive fair consideration for their shares if the Company should be sold. Interested shareholders seeking to acquire control of the Company will not necessarily be required to negotiate with the Board of Directors prior to entering into certain business combinations and other transactions with the Company if Article XIV is adopted. Additionally, larger shareholders such as PPM and Snyder, could disproportionately benefit from the adoption of a new Article XIV since they are interested shareholders and will be able to enter into interested party transactions with the Company without a waiting period or approval by the Board of Directors.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the new Article XIV of the Articles, subject to shareholder approval at the Annual Meeting. If the amendment to Article X (Item Number 3) is adopted by at least 72% of the outstanding Common Stock of the Company, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the adoption of new Article XIV. If the shareholders fail to approve the amendment to Article X (Item Number 3), the affirmative vote of the holders of at least 66 2/3% of the outstanding Common Stock of the Company will be required to approve the new Article XIV of the Articles.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 5

                                 ITEM NUMBER 6
           ADOPTION OF AMENDMENT TO REGULATION 34 OF THE REGULATIONS

PROPOSAL

     Regulation 34 of the Regulations currently states that at least 72% of the voting power of the Company is required to amend or repeal, or adopt any provision inconsistent with, the following regulations: (i) Regulation 1 (regarding the time and place of shareholder meetings); (ii) Regulation 3(a) (regarding who may call special meetings of shareholders); (iii) Regulation 7 (regarding the order of business at shareholder meetings); (iv) Regulation 9 (regarding the number, election and terms of directors); (v) Regulation 10 (regarding newly-created directorships and vacancies on the Board of Directors);
(vi) Regulation 11 (regarding removal of directors); (vii) Regulation 12 (regarding the nomination and election of directors as discussed above); and
(viii) Regulation 34 (regarding amendments to the Code of Regulations). The Board of Directors proposes that Regulation 34 of the Regulations be amended to permit the amendment of any regulation contained in the Regulations upon the approval of the holders of a majority of the outstanding Common Stock of the Company. The full text of the amendment to Regulation 34 is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal to amend Regulation 34 to permit the amendment of certain provisions of the Regulations upon the approval of a majority of the outstanding Common Stock of the Company. If Regulation 34 is amended as proposed, the affirmative vote of a majority of the voting power of the Company will be sufficient to amend or repeal, or adopt any provision inconsistent with, the regulations noted in the preceding paragraph or any other regulations set forth in the Regulations. The proposed amendment to Regulation 34 would make it easier for the Company's shareholders to pursue future corporate governance changes and to approve corporate governance changes proposed by the Board or by other shareholders. The Board of Directors believes that if a majority of the Company's shareholders want to amend any Regulation, they should be able to do so since they represent a majority of the outstanding Common Stock of the Company. By requiring a higher percentage of the Company's outstanding Common Stock to amend regulations regarding special meetings of shareholders and electing and removing directors, shareholders may be precluded from calling meetings to make changes that shareholders deem favorable.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that the provisions in Regulations that require a 72% shareholder vote are certain fundamental corporate governance provisions that may be changed by a smaller majority of the holders of the Company's outstanding Common Stock if the amendment to Regulation 34 is approved. Large shareholders, such as PPM and Snyder, could disproportionately benefit from the amendment to Regulation 34 because, due to their large ownership of the Company's Common Stock, such shareholders would have more ability to influence any approval process designed to change any provision of the Regulations.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Regulation 34 of the Regulations, subject to shareholder approval at the Annual Meeting. The affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company is required to approve the amendment to Regulation 34 of the Regulations.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 6

                                 ITEM NUMBER 7
          ADOPTION OF AN AMENDMENT TO REGULATION 9 OF THE REGULATIONS

PROPOSAL

     Regulation 9 of the Regulations permits the size of the Board of Directors to be established only (i) by a vote of the entire Board of Directors or (ii) by the affirmative vote of the holders of at least 72% of the voting power of the Company. The Board of Directors proposes that Regulation 9 be amended to permit a majority of the outstanding Common Stock of the Company to change the size of the Board of Directors. The full text of the amendment to Regulation 9 is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal that the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company be sufficient to alter the size of the Board of Directors. This proposal would permit a smaller majority of shareholders to impact the size of the Board. The Board believes that if a majority of the outstanding Common Stock of the Company are not satisfied with the size of the Board of Directors, such shareholders should be able to change it because such shareholders represent a majority of the outstanding voting power of the Company. The proposed amendment would enable shareholders to more easily impact the composition of the Board of Directors by adding new members to the Board of Directors or, potentially, by removing incumbent directors.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that the provisions in the Regulations that require a 72% shareholder vote to alter the size of the Board of Directors may be changed by a lower percentage of the holders of the Company's Common Stock if the amendment to Regulation 34 is approved. It could, however, be argued that requiring a higher percentage of holders of the Company's Common Stock to change the number of directors on the Board of Directors could have the effect of enhancing the stability of the Board of Directors and the Company. This proposed amendment to Regulation 9 could make it easier for a large shareholder or group of large shareholders working in concert to alter the size of the Board of Directors.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Regulation 9 of the Regulations, subject to shareholder approval at the Annual Meeting. If the amendment to Regulation 34 (Item Number 6) is adopted by at least 72% of the outstanding Common Stock of the Company, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 9 of the Regulations. If the shareholders fail to approve the amendment to Regulation 34 (Item Number 6), the affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 9 of the Regulations.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 7

                                 ITEM NUMBER 8
         ADOPTION OF AN AMENDMENT TO REGULATION 3(a) OF THE REGULATIONS

PROPOSAL

     Regulation 3(a) of the Regulations permits a shareholder or shareholders who own 50% of the Company's Common Stock to call special meetings of the shareholders. The Board of Directors proposes that Regulation 3(a) be amended to permit a shareholder or shareholders who own 10% of the Company's Common Stock to call special meetings of the shareholders. The full text of the amendment to Regulation 3(a) is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal that the affirmative vote of 10% of the outstanding Common Stock be permitted to call a special meeting of the shareholders. The Board of Directors believes that lowering the holdings required to call a special meeting from 50% to 10% would facilitate and promote shareholder participation in governing the conduct and affairs of the Company. By adopting the amendment to Regulation 3(a), the Company will be following the Revised Model Business Corporation Act (drafted by the American Bar Association's Committee on Corporate Law), which establishes a threshold of 10% of the outstanding Common Stock to call a special meeting of the Company's shareholders. Allowing a lower percentage of the Company's outstanding Common Stock to call special meetings will enable shareholders to take action on proposals that may be favorable to the shareholders without having to wait for the Company's next annual meeting.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that by allowing a lower percentage of shareholders to call special meetings potentially could disrupt the Company's operations because the Board of Directors and the Company's senior officers would be required to focus their time and efforts on preparation for each special meeting called. Adoption of this amendment could make it easier for a shareholder making an unsolicited offer for the Company to call a special meeting without first talking to the Board of Directors and giving the Board of Directors time to evaluate the offer. The Board of Directors acknowledges that large shareholders, such as PPM and Snyder, that control more than 10% of the outstanding Common Stock could disproportionately benefit from the adoption of this proposal because such shareholders would be able to call special meetings whenever they wanted to.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Regulation 3(a) of the Regulations, subject to shareholder approval at the Annual Meeting. If the amendment to Regulation 34 (Item Number 6) is adopted by at least 72% of the outstanding Common Stock of the Company, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 3(a) of the Regulations. If the shareholders fail to approve the amendment to Regulation 34 (Item Number
6), the affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 3(a) of the Regulations.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 8

                                 ITEM NUMBER 9
         ADOPTION OF AN AMENDMENT TO REGULATION 7(c) OF THE REGULATIONS

PROPOSAL

     Regulation 7(c) of the Regulations provides that any shareholder who desires to bring business before an annual meeting of Elder-Beerman's shareholders must notify Elder-Beerman not more than 90 days, but not less than 60 days, in advance of such meeting of its intent to do so and the nature of such business. The Board of Directors proposes that Regulation 7(c) be amended to relax the advance notice provisions contained in Regulation 7(c). Regulation 7(c), as amended, would provide that any shareholder who desires to bring business before an annual meeting of Elder-Beerman's shareholders must notify Elder-Beerman not more than 90 days, but not less than 45 days, in advance of such meeting of its intent to do so and the nature of such business. The full text of the amendment to Regulation 7(c) is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal that any shareholder who desires to bring business before an annual meeting of Elder-Beerman's shareholders must notify Elder-Beerman not more than 90 days, but not less than 45 days, in advance of such meeting. This change would allow a shareholder who intends to bring business before an annual meeting more time to notify Elder-Beerman of its intent to do so. This additional time would make it easier for shareholders to participate in corporate governance and could, therefore, result in more shareholder participation in the governance of the conduct and affairs of the Company. Longer notice requirements limit to some degree the ability of shareholders to bring business before the annual meeting.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that a longer advance notice period provides the Board of Directors with sufficient time and information to evaluate shareholder proposals and other relevant information, such as existing shareholder support for the proposal and to formulate an appropriate response. The longer notice period allows the Board of Directors extra time to evaluate the proposal and make a recommendation to shareholders or state its position on the proposal. The adoption of this proposal could disproportionately benefit large shareholders such as PPM and Snyder because a shorter advance notice requirement could allow such shareholders to combine their voting influence with a greater element of surprise to gain a potential strategic advantage over the Company when proposing business before a shareholder meeting. However, any solicitation of proxies by a shareholder of the Company in support of such business still would be subject to the proxy rules under the Exchange Act. Because compliance with the proxy rules would require a shareholder who desired to solicit proxies in support of a business proposal to file publicly available preliminary proxy materials with the Securities and Exchange Commission (which materials could be instantly accessed by the Company and the other shareholders via the Internet) with respect to such solicitation, relaxation of these advance notice requirements would not make it very likely that a significant shareholder could force and win a vote at a shareholder meeting without any notice to other shareholders.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Regulation 7(c) of the Regulations, subject to shareholder approval at the Annual Meeting. If the amendment to Regulation 34 (Item Number 6) is adopted by at least 72% of the outstanding Common Stock of the Company, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 7(c) of the Regulations. If the shareholders fail to approve the amendment to Regulation 34 (Item Number
6), the affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 7(c) of the Regulations.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 9

                                 ITEM NUMBER 10
          ADOPTION OF AN AMENDMENT TO REGULATION 12 OF THE REGULATIONS

PROPOSAL

     Regulation 12 of the Regulations provides that any shareholder who desires to propose any nominees for election to Elder-Beerman's Board of Directors must notify Elder-Beerman not more than 90 days, but not less than 60 days, in advance of such meeting of its intent to do. The Board of Directors proposes that Regulation 12 be amended to relax the advance notice provision contained therein. Regulation 12, as amended, would provide that any shareholder who desires to propose any nominees for election to Elder-Beerman's Board of Directors must notify Elder-Beerman not more than 90 days, but not less than 45 days, in advance of such meeting of its intent to do so. The full text of the amendment to Regulation 12 is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Board of Directors supports the proposal that any shareholder who desires to propose any nominees for election to Elder-Beerman's Board of Directors must notify Elder-Beerman not more than 90 days, but not less than 45 days, in advance of such meeting. This change would allow a shareholder who intends to propose any nominees for election to Elder-Beerman's Board of Directors more time to notify Elder-Beerman of its intent to do so. This additional time would make it easier for shareholders to participate in the nomination of directors and could, therefore, result in more shareholder participation in the director selection process. If this proposal is adopted, the Board of Directors will still be entitled to nominate its own slate of directors. Any solicitation of proxies by a shareholder of the Company in support of alternative directors would still be subject to the proxy rules under the Exchange Act. Because compliance with the proxy rules would require a shareholder who desired to solicit proxies in support of an alternative slate of directors to publicly file preliminary proxy materials with the Securities and Exchange Commission with respect to such solicitation, relaxation of the advance notice requirements would not make it likely that other shareholders would not be notified of the alternative slate of directors.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that a longer advance notice period provides the Board of Directors with sufficient time and information to evaluate the shareholder's proposed nominees, such as existing shareholder support for the nominees and to formulate an appropriate response. The longer notice period would allow the Board of Directors 15 more days to evaluate the proposed nominees and make a recommendation to shareholders or state its position on the proposed nominees.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the amendment to Regulation 12 of the Regulations, subject to shareholder approval at the Annual Meeting. If the Amendment to Regulation 34 (Item Number 6) is adopted by at least 72% of the outstanding Common Stock of the Company, the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 12 of the Regulations. If the shareholders fail to approve the amendment to Regulation 34 (Item Number 6), the affirmative vote of the holders of at least 72% of the outstanding Common Stock of the Company will be required to approve the amendment to Regulation 12 of the Regulations.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 10

                                 ITEM NUMBER 11
               ADOPTION OF A NEW REGULATION 35 TO THE REGULATIONS

PROPOSAL

     The Ohio Control Share Acquisition Act (Sections 1701.831 and 1701.832 of the Ohio Revised Code) (the "Control Share Act") requires that (i) any person who proposes to acquire shares of an Ohio corporation so as to give such person control of 20% or more of the voting power of the corporation must notify the corporation of such acquisition and (ii) such acquisition must be approved by a majority of the corporation's shareholders. The Board of Directors proposes that the Company amend its Regulations to adopt a new Regulation 35 that would expressly opt out of the application of the Control Share Act to the Company. The full text of the new Regulation 35 is set forth on Annex B to this Proxy Statement.

CONSIDERATIONS IN SUPPORT OF THE PROPOSAL

     The Ohio Revised Code provides that the Control Share Act will apply to all Ohio corporations unless the corporation specifically opts out by amendment to its articles of incorporation or code of regulations. The Board of Directors supports the proposal to eliminate the applicability of the Control Share Act to the Company because the Board believes that by opting out of the Control Share Act, the Company would remove a deterrent to potential acquirors of significant blocks of the Company's Common Stock. The Board of Directors believes that the applicability of the Control Share Act to the Company may serve as a deterrent to potential investors in the Company.

OTHER CONSIDERATIONS

     In considering this proposal, shareholders should be aware that in enacting the Control Share Act, the Ohio General Assembly determined that shareholders should have the right to vote on certain control acquisitions. If the Company opts out of the Control Share Act, the shareholders may not have the opportunity to vote on acquisitions by one person or group of 20% or more of the Common Stock of the Company. Additionally, larger shareholders such as PPM and Snyder, could disproportionately benefit from the adoption of this proposal since they will be able to acquire additional shares of Common Stock without providing prior notice to the Company of their intent to acquire more shares and without receiving the approval of the acquisition of such shares from the Company's shareholders.

VOTE REQUIRED

     On July 21, 2000, the Board of Directors approved the new Regulation 35 of the Regulations, subject to shareholder approval at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding Common Stock of the Company is required to approve the new Regulation 35 of the Regulations.

               THE BOARD OF DIRECTORS SUPPORTS THIS PROPOSAL AND
                      RECOMMENDS A VOTE FOR ITEM NUMBER 11

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors oversees the business and affairs of Elder-Beerman and monitors the performance of management. The Board met nine times during 1999.

                                BOARD COMMITTEES

     The Board of Directors has an Executive Committee, an Audit and Finance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each Committee reports to the Board of Directors at its first meeting after the Committee meeting.

  Executive Committee

     During fiscal year 1999, the members of the Executive Committee were Messrs. Mershad (Chairman), Mason and Staph and Mr. Muskovich until he departed from the Company in June 2000. The Executive Committee held no meetings in 1999. Except to the extent that its powers are limited by law, by Elder-Beerman's Articles or Regulations or by the Board of Directors, during the intervals between meetings of the Board of Directors, the Executive Committee may exercise, subject to the control of the Board of Directors, all of the powers of the Board of Directors in the management and control of the Company's business. All action taken by the Executive Committee is to be reported to the Board of Directors at its first meeting thereafter.

  Audit and Finance Committee

     During fiscal year 1999, the members of the Audit and Finance Committee were Messrs. Noonan (Chairman), Kasen and Olsoff. Mr. Macaluso joined this Committee in December 1999. The Audit and Finance Committee held seven formal meetings in 1999. The Audit and Finance Committee is responsible for: (i) monitoring the Company's corporate compliance program; (ii) recommending the Company's outside auditors; (iii) reviewing the independence of the Company's outside auditors; (iv) reviewing the audit results and recommendations of the Company's outside auditors; (v) reviewing the Company's financial statements, including meeting each quarter with management and the Company's outside auditors to review quarterly earnings results and the quality of those earnings prior to their public release; (vi) reviewing and evaluating the Company's systems of internal accounting controls; (vii) reviewing and evaluating the Company's internal audit functions and meeting from time to time with the internal auditors outside the presence of other employees; and (viii) reviewing such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit and Finance Committee may, in its own discretion, deem desirable in connection with the review functions described above.

  Compensation Committee

     During fiscal year 1999, the members of the Compensation Committee were Messrs. Olsoff (Chairman), Staph and Wiesner. The Compensation Committee held five formal meetings in 1999. The Compensation Committee is responsible for: (i) reviewing executive salaries; (ii) approving the salaries and other benefits of the executive officers of the Company; (iii) administering the bonus, stock option and other incentive compensation plans of the Company, as well as the employee stock purchase plan; and (iv) advising and consulting with the Company's management regarding pension and other benefit plans and compensation policies and practices of the Company.

  Nominating and Corporate Governance Committee

     During fiscal year 1999, the members of the Nominating and Corporate Governance Committee were Messrs. Mason (Chairman), Mershad and Staph and Mrs. Pomerantz. Mr. Bookshester joined this Committee in December 1999. The Nominating and Corporate Governance Committee held four formal meetings in 1999. The Nominating and Corporate Governance Committee is responsible for the selection, evaluation and nomination of candidates for election to the Board of Directors. The Nominating and Corporate Governance Committee is also responsible for recommending to the Board the members and chair of each Board Committee. In addition, the

Nominating and Corporate Governance Committee is responsible for the process of evaluating the overall performance of the Board of Directors and its individual members to ensure effective operations of the Board of Directors and overall corporate governance. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. Instead, these nominees would be considered by the entire Board of Directors.

                   COMPENSATION OF ELDER-BEERMAN'S DIRECTORS

  Compensation

     Directors who are employees of Elder-Beerman do not receive any separate fees or other remuneration for serving as a director or a member of any Committee of the Board. For fiscal year 1999, nonemployee directors were paid a retainer of $20,000 for their service on the Board of Directors and Committee chairmen were paid an additional $5,000. Nonemployee directors were also each paid a meeting fee of $1,500 for each board meeting attended, plus $500 for each committee meeting attended. Nonemployee directors may elect to take their annual retainer as cash or in the form of discounted stock options. At the beginning of each fiscal year, nonemployee directors each receive $10,000 in restricted shares of Common Stock. The restricted shares vest over a three-year period.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee was or ever has been an officer or employee of Elder-Beerman or engaged in transactions with Elder-Beerman (other than in his capacity as a director). None of Elder-Beerman's executive officers serves as a director or member of the compensation committee of another entity, one of whose executive officers serves as a member of the Compensation Committee or a director of Elder-Beerman.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

  Security Ownership of Certain Beneficial Owners and Management

     The Company's Common Stock is the only outstanding class of voting securities. The following table sets forth information regarding ownership of the Company's Common Stock as of August 7, 2000 (except as otherwise noted) by:
(a) each person who owns beneficially more than 5% of Common Stock of the Company to the extent known to management, (b) each executive officer and director of the Company, (c) all directors and executive officers as a group, and (d) each new nominee for election to the Board of Directors at the Annual Meeting. Except as noted, all information with respect to beneficial ownership has been furnished by each director or officer or is based on filings with the Securities and Exchange Commission.

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL         PERCENT
                      BENEFICIAL OWNER                             OWNERSHIP (1)         OF CLASS
                      ----------------                        -----------------------    --------
Snyder Capital Management, Inc..............................         3,118,150(2)         20.94
350 California Street, Suite 1460
San Francisco, CA 94104

PPM America, Inc............................................         1,966,868(3)         13.21
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

James D. Bennett............................................         1,126,323(4)          7.56
Bennett Management Corporation
2 Stamford Plaza, Suite 1501
281 Tresser Boulevard
Stamford, CT 06901

The D3 Family Fund..........................................           900,000(5)          6.04
19605 N.E. Eighth Street
Camas, WA 98607

Dennis S. Bookshester.......................................             3,577             *
Stewart M. Kasen............................................            12,070(6)          *
Charles Macaluso............................................             5,794(6)          *
Steven C. Mason.............................................            23,717(6)          *
Frederick J. Mershad........................................           400,929(6)          2.69
John A. Muskovich...........................................           165,749(6)          1.11
Thomas J. Noonan, Jr........................................            10,909(6)          *
Bernard Olsoff..............................................            16,393(6)          *
Laura H. Pomerantz..........................................            21,489(6)(7)       *
Jack A. Staph...............................................            16,793(6)          *
John J. Wiesner.............................................            13,952(6)          *
Scott J. Davido.............................................            22,613(6)          *
Charles P. Shaffer..........................................            29,100(6)          *
James M. Zamberlan..........................................            48,238(6)          *
-------------------------------------------------------------------------------------------------
All directors and executive officers as a group (15
  persons):.................................................           803,450             5.48%

---------------

*  less than 1%

(1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in this table. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you not only "beneficially" own the Elder-Beerman Common Stock that you hold directly, but also the Elder-Beerman Common Stock that you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote or sell or that you have the right to acquire within 60 days.

(2) Snyder Capital Management, Inc. ("SCMI") is the general partner of Snyder Capital Management, L.P. ("SCMLP"), a registered investment advisor. SCMI and SCMLP reported the beneficial ownership (as of July 19, 2000) of such shares in a Schedule 13D/A filed on July 26, 2000.

(3) PPM, a registered investment advisor, reported the beneficial ownership (as of July 19, 2000) of such shares in Amendment No. 4 to Schedule 13D dated July 21, 2000. All such shares are held in portfolios of PPM America Special Investments Fund, L.P. ("SIF I") and PPM America Special Investments CBO II, L.P. ("CBO II"). PPM serves as investment advisor to both SIF I and CBO II. PPM, PPM America CBO II Management Company (general partner of CBO II) and PPM American Fund Management GP, Inc. (general partner of SIF I) disclaim beneficial ownership of all such shares.

(4) Mr. Bennett reported the beneficial ownership (as of July 21, 2000) of such shares in a Schedule 13D/A filed on July 26, 2000. Mr. Bennett shares beneficial ownership of as well as voting and dispositive power with respect to such shares with Bennett Restructuring Fund, L.P. and Bennett Offshore Restructuring Fund, Inc.

(5) The D3 Family Fund ("D3") reported the beneficial ownership (as of August 3,
    2000) of such shares in a Schedule 13D filed August 4, 2000. D3 has sole voting and dispositive power over such shares. Such shares include shares held by Haredale Ltd. (20,000), James Henry Hildebrandt (6,500), Toxford Corporation (3,000) and The Nierenberg Family Trust (50,000).

(6) These amounts include shares of Common Stock that the following persons had a right to acquire within 60 days after August 7, 2000.

                                                            STOCK OPTIONS EXERCISABLE
                          NAME                                 BY OCTOBER 6, 2000
                          ----                              -------------------------
Mr. Mershad.............................................             207,601
Mr. Muskovich...........................................             115,734
Mr. Davido..............................................              11,400
Mr. Shaffer.............................................              10,000
Mr. Zamberlan...........................................              30,400
Mr. Kasen...............................................               4,667
Mr. Macaluso............................................               2,217
Mr. Mason...............................................              19,314
Mr. Noonan..............................................               6,506
Mr. Olsoff..............................................              11,990
Ms. Pomerantz...........................................              11,086
Mr. Staph...............................................              11,990
Mr. Wiesner.............................................               9,549

(7) Includes 1,000 shares of Common Stock with shared voting or investment power.

     The following table sets forth the ownership of the Common Stock as of June 27, 2000, by each of the new nominees for election to the Board of Directors. Unless otherwise indicated, such persons have sole voting and investment power with respect to such shares, and all such shares were owned beneficially by the person indicated.

                                          AMOUNT OF BENEFICIAL
                  NAME                         OWNERSHIP          PERCENT OF CLASS
                  ----                    --------------------    ----------------
Mark F.C. Berner........................           0                     0
Eugene I. Davis.........................           0                     0
Charles H. Turner.......................           0                     0

SUMMARY COMPENSATION TABLE

     The table below shows the before-tax compensation for the years shown for Elder-Beerman's Chief Executive Officer and the four next highest paid executive officers (the "Named Executive Officers") at the end of fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                    --------------------------------   ---------------------------------
                                                                               AWARDS            PAYOUTS
                                                                       -----------------------   -------
                                                                                    SECURITIES
                                                           OTHER       RESTRICTED   UNDERLYING                 ALL
                                                           ANNUAL        STOCK       OPTIONS/     LTIP        OTHER
         NAME AND                   SALARY     BONUS    COMPENSATION    AWARD(S)       SARS      PAYOUTS   COMPENSATION
    PRINCIPAL POSITION       YEAR     ($)       ($)        ($)(2)         ($)          (#)         ($)      ($)(4)(5)
    ------------------       ----   -------   -------   ------------   ----------   ----------   -------   ------------
Frederick J. Mershad.......  1999   600,000                              581,250     300,000                  7,665
  Chairman and               1998   559,263   120,000      29,403      1,050,000      75,000                  9,970
  Chief Executive Officer    1997   503,344   500,000      51,251        683,703     194,000

John A. Muskovich..........  1999   425,000                              310,000(6)  160,000(7)               6,000
  President,                 1998   412,207    85,000                    473,127(6)   30,000(7)               9,950
  Chief Operating Officer    1997   267,335   598,750                    505,325(6)  126,000(7)
  through June 29, 2000

Scott J. Davido............  1999   217,596    36,000      60,550         45,625      25,000                    382
  Executive Vice             1998   174,076    21,280      26,626         26,599                              4,585
    President --             1997    15,935    27,500(1)                   3,124      21,000
  Chief Financial Officer,
  Treasurer and Secretary

Charles P. Shaffer.........  1999   243,654    44,303(3)                  95,190      40,000                  7,159
  Executive Vice             1998   220,769    60,000                     37,495                              5,483
    President --             1997   190,385    60,000                     37,505      25,000                  1,349
  Merchandising and
  Marketing

James M. Zamberlan.........  1999   309,808    53,156                                 20,000                  2,712
  Executive Vice             1998   278,803    79,650                    234,892      15,000                  8,050
    President --             1997   139,944    41,313                     20,386      61,000
  Stores

---------------

(1) Includes a $25,000 signing bonus paid in fiscal year 1997.

(2) Moving expense reimbursement.

(3) Includes 4,430 deferred shares and 1,108 restricted shares awarded to Mr. Shaffer as the deferred portion of his 1999 bonus pursuant to the Equity and Performance Incentive Plan.

(4) Includes life insurance premium payments paid by the Company in 1999 in the following amounts: Mr. Mershad $4,425, Mr. Muskovich $2,760, Mr. Zamberlan $2,712, Mr. Davido $382 and Mr. Shaffer $2,299.

(5) Includes matching contributions paid by the Company in 1999 under the Company's Retirement Savings Plan in the following amounts: Mr. Mershad $3,240, Mr. Muskovich $3,240 and Mr. Shaffer $4,860.

(6) Unvested Restricted Stock Awards were forfeited upon Mr. Muskovich's termination on June 29, 2000. As of August 15, 2000, the remaining "Restricted Stock Awards" (in dollars) granted to Mr. Muskovich are as follows:

       1999                  $0
       1998                  $280,014
       1997                  $0

(7) Unvested Options/SARs were forfeited upon Mr. Muskovich's termination on June 29, 2000. As of August 15, 2000, the remaining "Number Of Securities Underlying Options/SARs" granted to Mr. Muskovich is as follows:

       1999                   53,334
       1998                   12,000
       1997                   50,400

   All such options will expire on September 30, 2000.

STOCK OPTIONS

     The following table sets forth information concerning stock option grants made to the Named Executive Officers during fiscal year 1999 pursuant to the Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                           ----------------------------------------------------------   POTENTIAL REALIZABLE
                                               PERCENT OF                                 VALUE AT ASSUMED
                              NUMBER OF          TOTAL                                  ANNUAL RATE OF STOCK
                              SECURITIES      OPTIONS/SARS                               PRICE APPRECIATION
                              UNDERLYING       GRANTED TO     EXERCISE                     FOR OPTION TERM
                             OPTIONS/SARS     EMPLOYEES IN     OF BASE     EXPIRATION   ---------------------
          NAME             GRANTED(#)(1)(2)   FISCAL YEAR    PRICE($/SH)      DATE       5% ($)      10% ($)
          ----             ----------------   ------------   -----------   ----------   ---------   ---------
Frederick J. Mershad.....       90,000(1)        11.41           8.00      2/25/06       261,453     639,230
                               100,000(1)        12.67           9.60      2/25/06       130,503     550,256
                               110,000(1)        13.94          11.20      2/25/06       (32,447)    429,281
John A. Muskovich........       48,000(1)(3)      6.08           8.00      2/25/06       139,441     340,923
                                53,500(1)(3)      6.78           9.60      2/25/06        69,819     294,387
                                58,500(1)(3)      7.41          11.20      2/25/06       (17,256)    228,300
Scott J. Davido..........       15,000(2)         1.90          9.125      3/15/09        86,080     218,143
                                10,000(2)         1.27          9.125      4/22/09        57,387     145,429
Charles P. Shaffer.......       15,000(2)         1.90          9.125      4/22/09        86,080     218,143
                                25,000(2)         3.17          6.750      8/19/09       106,126     268,944
James M. Zamberlan.......       20,000(1)         2.53          9.125      4/22/09       114,773     290,858

---------------

(1) Options vest three years from date of grant.

(2) Options vest one-fifth annually, beginning one year from date of grant.

(3) Unvested Options/SARs were forfeited upon Mr. Muskovich's termination on June 29, 2000. As of August 15, 2000, the remaining "Number Of Securities Underlying Options/SARs" granted to Mr. Muskovich is as follows:

          16,000 at an exercise price of $8.00 per share
          17,834 at an exercise price of $9.60 per share
          19,500 at an exercise price of $11.20 per share

   All such options will expire on September 30, 2000.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information about stock options exercised during fiscal year 1999 by the Named Executive Officers and the fiscal year-end value of unexercised options held by the Named Executive Officers. All of such options were granted under the Plan.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                        OPTIONS/SARS HELD AT          OPTIONS/SARS HELD AT
                            SHARES        VALUE         JANUARY 29, 2000(#)          JANUARY 29, 2000($)(1)
                         ACQUIRED ON     REALIZED   ----------------------------   ---------------------------
         NAME            EXERCISE (#)      ($)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ------------    --------   -----------    -------------   -----------   -------------
Frederick J. Mershad...       0           $0.00       92,600          476,400         $0.00          $0.00
John A. Muskovich......       0           $0.00       56,400(2)       259,600(2)      $0.00          $0.00
Scott J. Davido........       0           $0.00        8,400           37,600         $0.00          $0.00
Charles P. Shaffer.....       0           $0.00       10,000           55,000         $0.00          $0.00
James M. Zamberlan.....       0           $0.00       27,400           68,600         $0.00          $0.00

---------------

(1) Based on the closing price on NASDAQ of the Company's Common Stock on January 28, 2000 (the last trading day in fiscal year 1999) of $5.00.

(2) Unvested Options/SARs were forfeited upon Mr. Muskovich's termination on June 29, 2000. As of August 15, 2000, the remaining "Number Of Securities Underlying Options/SARs" granted to Mr. Muskovich is as follows:

          Exercisable:            56,400
          Unexercisable:               0

   All such options will expire on September 30, 2000.

EMPLOYMENT AND SEVERANCE AGREEMENTS WITH CERTAIN OFFICERS

     The Company has entered into employment agreements with Frederick J. Mershad, Chairman and Chief Executive Officer and John A. Muskovich who departed as President and Chief Operating Officer, and several of its other executive officers as described below (the "Employment Agreements"). These Employment Agreements set forth (a) the executive's compensation and benefits, subject to increases at the discretion of the Board of Directors, (b) the Company's right to terminate the executive for cause or otherwise; (c) the amounts to be paid by the Company in the event of the executive's termination, death or disability while rendering services; (d) the executive's duty of strict confidence and to refrain from conflicts of interest; (e) the executive's obligations not to compete for the term of the agreement plus one year unless the executive terminated his employment for good reason or the employer terminates the executive other than for cause; and (f) the executive's right to receive severance payments. In general, these Employment Agreements provide that if Mr. Mershad or Mr. Muskovich is terminated for any reason, other than for cause or following a "change in control," (as defined in the Employment Agreements), he will receive payments equal to the remaining base salary that would have been distributed to him by the Company under the remaining term of his Employment Agreement and the incentive compensation earned by the executive for the most recent fiscal year. If such executive (a) is terminated within two years of a change in control without cause, (b) voluntarily terminates within two years of a change in control, or (c) is terminated in connection with but prior to a change in control and termination occurs following the commencement of any discussions with any third party that ultimately results in a change in control, he will receive a severance payment equal to the greater of 2.99 times the Internal Revenue Code "base amount" as described in Section 280G of the Internal Revenue Code or two times his most recent base salary and bonus and the executive will continue to be eligible for health benefits, perquisites and fringe benefits generally made available to senior executives following his termination, unless the executive obtains new employment providing substantially similar benefits. A tax gross-up on excise taxes also will be paid if the severance pay exceeds the limits imposed by the Internal Revenue Code.

     As announced by the Company on June 30, 2000, Mr. Muskovich is no longer employed by the Company and has not been re-nominated for election to the Board of Directors. Mr. Muskovich's job was eliminated as part of the Company's expense reductions in connection with its strategic business plan. Pursuant to the terms of Mr. Muskovich's Employment Agreement, the Company was required to give Mr. Muskovich notice six months prior to December 30, 2000 if the Company elected not to renew his Employment Agreement. As a result, the Company terminated Mr. Muskovich prior to June 30, 2000 and prior to the other job reductions (which occurred on August 11, 2000) in connection with the Company's strategic business plan. The Company gave Mr. Muskovich notice on June 29, 2000 that the Company would terminate his Employment Agreement and his employment. Pursuant to the terms of his Employment Agreement, Mr. Muskovich will receive payments equal to the remaining base salary that would have been distributed to him by the Company under the remaining term of his Employment Agreement, which expires on December 30, 2001. Mr. Muskovich was not terminated as a result of or in contemplation of the Settlement Agreement.

     The Company has also entered into Employment Agreements that include severance pay provisions with each of Messrs. Zamberlan, Davido and Shaffer. These Employment Agreements set forth (a) the executive's compensation and benefits, subject to review at the discretion of the Board of Directors, (b) the Company's right to terminate the executive for cause or otherwise; (c) the amounts to be paid by the Company in the event of the executive's termination, death or disability while rendering services; (d) the executive's duty of strict confidence and to refrain from conflicts of interest; (e) the executive's obligations not to compete for the term of the agreement plus one year unless the executive terminated his employment for good reason or the employer terminates the executive other than for cause; and (f) the executive's right to receive severance payments if he (i) is terminated within two years of a change in control without cause, (ii) voluntarily terminates for defined good reasons within two years of a change of control, (iii) terminates his employment for any reason, or without reason, during the thirty-day period immediately following the first anniversary of a change in control, or (iv) is terminated in connection with but prior to a change in control and termination occurs following the commencement of any discussions with any third party that ultimately results in a change in control. Specifically, under the Employment Agreements, the amount of any severance payment by the Company will be the greater of 2.99 times the Internal Revenue Code "base amount" as described in
Section 280G of the Internal Revenue Code or two times his most recent base salary and bonus. Severance payments made under the Employment Agreements will reduce any amounts that would be payable under any other severance plan or program, including the Company's severance pay plan. A tax gross-up on excise taxes also will be paid if the severance pay exceeds the limit imposed by the Internal Revenue Code. In addition, the executive will continue to be eligible for health benefits, perquisites, and fringe benefits generally made available to senior executives for two years following his termination, unless the executive waives such coverage, fails to pay any amount required to maintain such coverage, or obtains new employment providing substantially similar benefits.

     Election of the four nominees for director will not constitute a "change in control" under the Employment Agreements since a majority of the Board of Directors will be deemed to be "Incumbent Directors" (as defined in the Employment Agreements) if the proposed nominees are elected.

     The Company has also entered into Indemnification Agreements with each current member of the Board of Directors as well as each of the Company's executive officers. These agreements provide that, to the extent permitted by Ohio law, the Company will indemnify the director or officer against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines or settlements) incurred or suffered by the director or officer in connection with any suit in which the director or officer is a party or is otherwise involved as a result of the individual's service as a member of the Board of Directors or as an officer so long as the individual's conduct that gave rise to such liability meets certain prescribed standards.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Compensation Committee of the Board of Directors (the "Committee") has responsibility for setting and administering the policies that govern executive compensation. The Committee has authority, among other things, to review, analyze and recommend compensation programs to the Board and to administer and grant awards under the Company's Equity and Performance Incentive Plan (the "Plan"). The Committee is composed entirely of outside directors. Reports of the Committee's actions and decisions are recommended to the full Board. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determination regarding the executive compensation of the Chief Executive Officer and the Company's executive officers.

     The Committee's goal is to ensure the establishment and administration of executive compensation policies and practices that will enable Elder-Beerman to attract, retain and motivate the management talent necessary to achieve the Company's goals and objectives. The Committee's philosophy is that executive compensation should include the following:

     - A competitive mix of short-term (base salary and annual incentive bonus) and long-term (stock options and restricted and deferred shares) compensation that helps the Company attract and retain executive talent.

     - Cash compensation that generally reflects competitive industry levels, with annual incentive bonus opportunities that may produce total compensation at or above competitive levels if performance against predetermined objectives exceeds expectations.

     - Opportunities for ownership of Elder-Beerman's Common Stock that align the interests of Company executives with the long-term interests of shareholders.

     The Company's executive compensation is comprised primarily of (i) salaries, (ii) annual cash incentive bonuses and (iii) long-term incentive compensation in the form of stock options, deferred shares and restricted shares granted under the Plan. Each year the Committee reviews market data and assesses the Company's competitive position for each of these three components. To assist in benchmarking the competitiveness of its compensation programs, the Committee retains a third-party consultant to compile an executive compensation survey for comparably sized retail companies. Because the Committee believes that compensation in the retail industry is more directly tied to the size of enterprise than the type of retail business, these surveys also include comparably sized retailers outside of the department store business. Each of the components of executive compensation is discussed below.

COMPONENTS OF COMPENSATION

     BASE SALARY

     Base salaries for Company executives were initially established in each of the executive's employment agreements, which were approved pursuant to the Plan of Reorganization. The Committee reviews base salaries annually and makes adjustments on the basis of the performance of both the individual executive and the Company, the executive's level of responsibility in the Company, the executive's importance to the Company and the general level of executive compensation in the retail industry. The base salaries and increases in the base salaries of the Company's executive officers (other than the Chief Executive Officer) are reviewed and approved by the Committee after considering recommendations made by the Chief Executive Officer in light of the criteria discussed above.

     ANNUAL BONUS

     - GENERAL PARAMETERS

     Annual bonus awards are designed to promote the achievement of the Company's business objectives. In setting the bonus award targets each year that the Company must meet before it can make any bonus payments, the Committee considers the Company's prior year's performance and objectives, as well as its expectations for the upcoming year. Additionally, individual performance goals are established for each participant. Bonus program participants receive no payments unless minimum thresholds are achieved.

     Bonus targets are fixed as a percentage of annual base salary based on comparable incentives paid by other retail companies. Target bonus percentages for the executive officers ranged from 35% to 50%. The target percentage increases with the level of responsibility of the executive. Bonus payments may range from 0% to 150% of the target annual bonus, with payments increasing as performance improves.

     - DEFERRED SHARES AND RESTRICTED SHARES

     An executive may elect to defer up to 50% of his annual bonus in the form of deferred shares. Deferred shares are subject to a deferral period of at least three years, which is accelerated in the event of death, permanent disability, termination of employment or change in control of Elder-Beerman. Holders of deferred shares do not have voting rights for their deferred shares, but the terms of the deferred shares may provide for dividend equivalents. The Company matches 25% of the deferred shares in restricted shares.

     Restricted shares vest in three years from the date of grant, which is accelerated in the event of death, permanent disability or a change in control of Elder-Beerman. Prior to vesting, restricted shares are forfeitable upon termination of employment. The restricted shares provide for dividend equivalents and voting rights.

     The deferred shares and restricted shares are granted to executives in accordance with the Plan.

     - 1999 BONUS OBJECTIVES

     Annual bonuses for 1999 were based on meeting weighted objectives for the following measurements:

     - Corporate operating profit;

     - Financial goals in the applicable executive's area of responsibility; and

     - Individual performance goals for the applicable executive

     For 1999, the Company did not achieve the target award level established for operating profit and therefore, the Company did not pay any amounts for this component of bonuses. Many executives were able to achieve some or all of their respective area of responsibility and individual performance goals, which resulted in each executive earning in total between 30% and 55% of the executive's respective target bonus amounts.

     LONG-TERM INCENTIVE AWARDS

     - STOCK OPTIONS, DEFERRED SHARES AND RESTRICTED SHARES

     The Committee administers the Plan, which provides for long-term incentives to executive officers in the form of stock options, deferred shares and restricted shares. The awards of stock options, deferred shares and restricted shares provide compensation to executives only if shareholder value increases. To determine the number of stock options, deferred shares and restricted shares awarded, the Committee reviews a survey prepared by a third-party consultant of awards made to individuals in comparable positions at other retail companies and the executive's past performance, as well as the number of long-term incentive awards previously granted to the executive. The deferred shares and restricted shares are subject to the terms and conditions described above.

  EXECUTIVE PLAN

     At the beginning of Fiscal 1999, the Committee adopted a long-term incentive award plan (the "Executive Plan") for Mr. Mershad, its Chief Executive Officer, and Mr. Muskovich, its President and Chief Operating Officer. This Executive Plan consists of performance-based restricted shares and premium priced stock options. This Executive Plan was developed to achieve two key objectives:

     - Create strong incentives that will drive shareholder value; and

     - Create a retention mechanism for the top two officers of the Company.

     To establish benchmarks for a competitive long-term incentive plan for Messrs. Mershad and Muskovich, the Committee engaged a third party consultant to conduct an analysis of executive compensation at 12 peer retail companies. The Committee reviewed the current compensation packages of Messrs. Mershad and Muskovich and evaluated the Company's performance and future performance objectives. Bearing in mind these factors and the two key objectives for the Executive Plan, the Committee formulated the amounts of restricted shares and stock options to be granted under the Executive Plan to Messrs. Mershad and Muskovich and the earnings per share and stock price targets that must be met for Messrs. Mershad and Muskovich to earn their respective awards. Pursuant to the terms of the Executive Plan, any restricted shares granted to Messrs. Mershad and Muskovich will vest at the end of three years only if the Company meets target earnings per share levels. The premium price stock options will vest over a period of three years and the vesting is not contingent on performance goals.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The base salary and increases in the base salary of the Chief Executive Officer are reviewed annually and approved by the Committee and the nonemployee members of the Board of Directors after review of the Chief Executive Officer's performance against predetermined performance criteria set by the nonemployee Directors.

     1999 BASE SALARY AND ANNUAL BONUS

     Mr. Mershad's annual base salary was $600,000, the same level since March 22, 1998. Mr. Mershad is also eligible for an annual bonus of up to 50% of his base salary. Mr. Mershad's bonus is determined in the same manner described above for the executive officers. For fiscal year 1999, Mr. Mershad received no bonus.

     EXECUTIVE PLAN

     On February 25, 1999 pursuant to the Executive Plan, the Committee granted Mr. Mershad 75,000 restricted shares and options to purchase 300,000 shares of Elder-Beerman stock. The restricted shares granted to Mr. Mershad will vest at the end of three years only if the Company meets target earnings per share levels. The premium price stock options will vest at the end of three years and the vesting is not contingent on performance goals. At the date of the grant approximately one-third of the options had an exercise price equal to the then-current stock price. The remaining two-thirds of the options were set with exercise prices of 20% to 40% above current market price.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Under Section 162(m) of the Internal Revenue Code, the Company is precluded from deducting compensation in excess of $1 million per year paid to each of the Named Executive Officers. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The Plan is designed to permit (but not require) the Committee to grant awards that will qualify as performance-based compensation that is excluded from the limitation in Section 162(m). The Committee believes that Section 162(m) should not cause the Company to be denied a deduction for Fiscal 1999 compensation paid to the Named Executive Officers. The Committee will work to structure components of its executive compensation package to achieve maximum deductibility under Section 162(m) while at the same time considering the goals of its executive compensation policies.

     The foregoing is the report of the Compensation Committee of the Board of Directors.

                                          Bernard Olsoff
                                          Jack A. Staph
                                          John J. Wiesner

                            STOCK PRICE PERFORMANCE

     The following graph depicts the value of $100 invested in Elder-Beerman Common Stock (trading symbol "EBSC") beginning February 17, 1998 (the first trading day of the Common Stock) through January 29, 2000 (the last day of the Company's fiscal year). Comparisons are made to:

     1. The Standard & Poor's SmallCap 600 Index, a market-value weighted index of 600 domestic companies with an average equity market value of approximately $500 million.

     2. A Regional Department Store Peer Group, consisting of The Bon-Ton Stores, Inc., Stage Stores, Inc., Gottschalks Inc., and Jacobson Stores Inc. The return for this group was calculated assuming an equal dollar amount was invested in each retailer's stock based on closing prices as of February 17, 1998.

                                    [GRAPH]

                                                                       REGIONAL
                                                             S&P      DEPT STORE
                                                          SMALLCAP    PEER GROUP
                 QUARTER-END                      EBSC    600 INDEX     INDEX
                 -----------                     ------   ---------   ----------
February 1998.................................   100.00    100.00       100.00
May 1998......................................   165.00    107.00       116.00
August 1998...................................   140.00     93.00        91.00
October 1998..................................    71.00     84.00        57.00
January 1999..................................    54.00     93.00        59.00
May 1999......................................    51.00     91.00        53.00
July 1999.....................................    37.00     97.00        58.00
October 1999..................................    41.00     93.00        53.00
January 2000..................................    30.00    103.00        40.00

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 8, 2000, the Compensation Committee of the Board of Directors of the Company recommended that the Board approve a loan to John A. Muskovich for the purpose of financing the purchase of his new home in Dayton, Ohio. Following approval by the Board of this recommendation, on February 8, 2000, the Company made an unsecured loan to Mr. Muskovich in the amount of $230,000. The Company's loan to Mr. Muskovich bears interest at the same rate charged to the Company under the Company's Revolving Credit Facility and Receivable Securitization Facility. The principal and interest are due on the earlier of
(i) three days after the closing of the purchase of Mr. Muskovich's old residence or (ii) August 8, 2000. On August 18, 2000, Mr. Muskovich repaid the loan in full, with interest.

     See "Costs of Proxy Solicitation" and "Settlement Agreement" in the "Information About the Annual Meeting" section of this Proxy Statement for a description of the arrangements pursuant to which the Company will reimburse PPM for reasonable and documented costs and expenses with respect to the solicitation of proxies, the review of the Company's proxy materials and other matters set forth in the Settlement Agreement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. The Securities and Exchange Commission requires this group to furnish us with copies of all such filings. The Company periodically reminds this group of its reporting obligation and assists in making the required disclosure once the Company is notified that a reportable event has occurred. The Company is required to disclose any failure by any of the above mentioned persons to make timely Section 16 reports.

     Based upon its review of such forms received by Elder-Beerman and written representations from the directors and executive officers that no other reports were required, Elder-Beerman is unaware of any instances of noncompliance, or late compliance, with such filings during fiscal year 1999 by its directors, executive officers or ten percent shareholders.

                              INDEPENDENT AUDITORS

     In February, 1999, Deloitte & Touche LLP was appointed by the Board of Directors of the Company, on the recommendation of the Audit and Finance Committee, as the Company's independent auditors for the fiscal year ended January 29, 2000. In February, 2000, the Board of Directors reappointed Deloitte & Touche as the Company's independent auditors for the fiscal year ending February 3, 2001. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. They are expected to be available to respond to proper questions regarding the independent auditors' responsibilities.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Pursuant to our Regulations, for any shareholder proposal to be eligible for inclusion in our proxy statement and form of proxy for our next annual meeting, your proposals must be received at our executive offices not less than 60 nor more than 90 calendar days prior to the date of next year's annual meeting. If public notice of the date of the annual meeting is not given at least 105 days prior to the annual meeting, submissions must be delivered to Elder-Beerman no later than 10 days following the public announcement of the meeting date. Such proposals should be submitted by certified mail, return receipt requested, addressed to us at 3155 El-Bee Road, Dayton, Ohio 45439,
Attention: Secretary. In the event that Proposal Number 9 (adoption of an amendment to Regulation 7(c) of the Regulations) is approved at the Annual Meeting, your proposals must be received at our executive offices not less than 45 nor more than 90 calendar days prior to the date of next year's annual meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting, but if other matters do properly come before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

     The Company's 1999 Annual Report, including financial statements, has been mailed along with this Proxy Statement.

                            ------------------------

     It is important that your proxy cards be returned promptly. If you do not plan to attend the Annual Meeting, we urge you to fill out, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                                                         ANNEX A

                         THE ELDER-BEERMAN STORES CORP.

                     EQUITY AND PERFORMANCE INCENTIVE PLAN
               (AS AMENDED AND RESTATED AS OF SEPTEMBER 21, 2000)

                                   ARTICLE I
                            PURPOSE AND DEFINITIONS

     1.1 PURPOSE. The purpose of the Equity and Performance Incentive Plan (the "Plan") is to attract and retain directors, officers and key employees for The Elder-Beerman Stores Corp. (the "Corporation") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     1.2 EFFECTIVE DATE. The Plan will be effective on the confirmation date of the Joint Plan of Reorganization of The Elder-Beerman Stores Corp. and its Subsidiaries (the "Joint Plan of Reorganization"). As of the date the Plan becomes effective, the Plan will be deemed authorized and approved in all respects and for all purposes, as provided in the Joint Plan of Reorganization, without any requirements of further action by any shareholders or directors of The Elder-Beerman Stores Corp.

     1.3 DEFINITIONS. As used in the Plan,

        "Appreciation Right" means a right granted pursuant to Section 3.3 of the Plan, and includes both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

        "Bankruptcy Code" means 11 U.S.C. sec.sec. 101-1330.

        "Board" means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 6.5 of the Plan, such committee (or subcommittee thereof).

        "Change of Ownership" means any of the following events:

        (a) The sale to any purchaser unaffiliated with the Corporation of all or substantially all of the assets of the Corporation;

        (b) The sale, distribution, or accumulation of more than 50% of the outstanding voting stock of the Corporation to/by any acquiror or group of affiliated acquirors that are unaffiliated with the Corporation;

        (c) Individuals who, on the completion of the Corporation's chapter 11 reorganization under the Bankruptcy Code, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such completion whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) will be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Corporation initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board will be deemed to be an Incumbent Director; or

        (d) The merger or consolidation of the Corporation with another entity (as such term is defined in section 101(16) of the Bankruptcy Code) (an "Entity") unaffiliated with the Corporation if, immediately after such merger or consolidation, less than a majority of the combined voting power of the then outstanding securities of such Entity are held, directly or indirectly, in the aggregate by the holders immediately prior to such transaction of the then outstanding securities of the Corporation entitled to vote generally in the election of directors.

        (e) In no event may "Change of Ownership" be construed to include any change of control of the Corporation or any Subsidiary that occurs solely as a result of any exchange or distribution of equity securities of the Corporation or any Subsidiary upon consummation of a plan of reorganization for the Corporation or any Subsidiary in its chapter 11 case.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means the committee described in Section 6.4.

        "Common Shares" means shares of common stock, $0.01 par value per share, of the Corporation or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 6.1 of the Plan.

        "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

        "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares will become effective (which date may not be earlier than the date on which the Board takes action with respect thereto) and may also include the date on which a grant of Option Rights to a Non-Employee Director becomes effective pursuant to Section 4.2 of the Plan.

        "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 3.5 of the Plan.

        "Deferred Shares" means an award made pursuant to Section 3.5 of the Plan of the right to receive Common Shares or cash in lieu thereof at the end of a specified Deferral Period.

        "Designated Subsidiary" means a Subsidiary that is (i) not a corporation or (ii) a corporation in which at the time the Corporation owns or controls, directly or indirectly, less than 80% of the total combined voting power represented by all classes of stock issued by such corporation.

        "Exercise Right" means the price payable upon exercise of a Free-Standing Appreciation Right.

        "Free-Standing Appreciation Right" means an Appreciation Right not granted in tandem with an Option Right.

        "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

        "Market Value per Share" means, as of any particular date, the fair market value of the Common Shares as determined by the Board, except that, with respect to options granted pursuant to Section 3.9 and 4.3, Market Value per Share will be $10.89 per share.

        "Non-Employee Director" means a Director of the Corporation who is not an employee of the Corporation or any Subsidiary.

        "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

        "Option Price" means the purchase price payable on exercise of an Option Right.

        "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 3.2 or Section 4.2 of the Plan.

        "Participant" means a person who is selected by the Board to receive benefits under the Plan and who is at the time an officer, or other key employee of the Corporation or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and also includes each Non-Employee Director who receives an award of Option Rights pursuant to Section 4.2 of the Plan; provided, however, that for purposes of Articles III and V of the Plan, Participant does not include such Non-Employee Director.

        "Performance Objectives" means the measurable performance objective or objectives established pursuant to the Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to the Plan. Performance Objectives may be described in terms of Corporation-wide objectives and/or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region, store or function within the Corporation or Subsidiary in which the Participant is employed. The Performance Objectives may be made relative to the performance of other corporations. The Performance Objectives applicable to any award to a Covered Employee will be based on specified levels of or growth in one or more of the following criteria:

        1. earnings;

        2. earnings before interest, tax, depreciation and amortization;

        3. earnings per share (earnings per share will be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established);

        4. share price;

        5. total shareholder return;

        6. return on invested capital, equity, or assets;

        7. operating earnings;

        8. sales growth.

        Except where a modification would result in an award no longer qualifying as performance based compensation within the meaning of Section 162(m) of the Code, if the Board determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Board may in its discretion modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

        "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 3.6 of the Plan within which the Performance Objectives relating to such Performance Share or Performance Unit are to be achieved.

        "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 3.6 of the Plan.

        "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 3.6 of the Plan.

        "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to
Section 3.2(g) of the Plan.

        "Restricted Shares" means Common Shares granted or sold pursuant to
Section 3.4 or Section 4.2 of the Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 3.4 of the Plan has expired.

        "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

        "Subsidiary" means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Corporation, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Corporation owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

        "Tandem Appreciation Right" means an Appreciation Right granted in tandem with an Option Right.

        "Voting Shares" means at any time the then-outstanding securities entitled to vote generally in the election of directors of the Corporation.

                                   ARTICLE II
                        SHARES AVAILABLE UNDER THE PLAN

     2.1 SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 6.1 of the Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof,
(iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Non-Employee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan may not exceed in the aggregate 2,750,000 (2,250,000 of which were approved in 1997 and 500,000 of which are being added as of September 21, 2000) shares plus any shares relating to awards that expire or are forfeited or canceled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there will be deemed to have been issued or transferred under the Plan only the net number of Common Shares actually issued or transferred by the Corporation.

        (b) The number of shares available in Subsection (a) of this Section will be adjusted to account for shares relating to awards that expire; are forfeited; or are transferred, surrendered, or relinquished upon the payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of any withholding amount.

        (c) Notwithstanding anything in this Section or elsewhere in the Plan to the contrary, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options may not exceed 200,000 shares, subject to adjustments as provided in Section 6.1 of the Plan. Further, no Participant may be granted Option Rights for more than 300,000 Common Shares during any calendar year, subject to adjustments as provided in Section 6.1 of the Plan.

        (d) Upon payment in cash of the benefit provided by any award granted under the Plan, any shares that were covered by that award will again be available for issue or transfer hereunder.

        (e) Notwithstanding any other provision of the Plan to the contrary, in no event may any Participant in any calendar year receive more than 300,000 Appreciation Rights, subject to adjustments as provided in Section 6.1 of the Plan.

        (f) Notwithstanding any other provision of the Plan to the contrary, in no event may any Participant in any calendar year receive more than 75,000 Restricted Shares or 5,000 Deferred Shares, subject to adjustments as provided in Section 6.1 of the Plan.

        (g) Notwithstanding any other provision of the Plan to the contrary, in no event may any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

                                  ARTICLE III
                           LONG-TERM INCENTIVE AWARDS

     3.1 PURPOSE. The purpose of the long-term incentive awards provided under this Article is to provide the Corporation a means to devise tailored long-term stock and other incentive awards to officers and other key employees of the Corporation or a Subsidiary, which will provide incentive for such employees to act in the best interests of the Corporation's shareholders, will reinforce such employees' mutuality of interest with shareholders, and will promote the long-term interests of the Corporation and its Subsidiaries.

     3.2 OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

        (a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 2.1 of the Plan.

        (b) Each grant will specify an Option Price per share, which may be equal to or more or less than (but not less than 75% of) the Market Value per Share on the Date of Grant, except that the Option Price per share for any Incentive Stock Option will not be less than 100% of the Market Value per Share on the Date of Grant.

        (c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Corporation, (ii) by the actual or constructive transfer to the Corporation of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to Subsection (d) of this Section) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

        (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Subsection, the Common Shares received upon the exercise of the Option Rights will be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units surrendered.

        (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Corporation of some or all of the shares to which such exercise relates.

        (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

        (g) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in Subsection (d) of this Section. Reload Option Rights will cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Corporation upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than the applicable Market Value per Share at the time of exercise and will be on such other terms as may be specified by the Board, which may be the same as or different from those of the original Option Rights.

        (h) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

        (i) Each grant will specify the period or periods of continuous service by the Optionee with the Corporation or any Subsidiary following the grant which is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of retirement, disability or death of the Participant or a Change of Ownership or other similar transaction or event.

        (j) Any grant of Option Rights may specify Performance Objectives that must be achieved as a condition to the exercise of such rights.

        (k) Option Rights granted under the Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

        (l) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents will be credited against the Option Price.

        (m) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section
3.3 of the Plan.

        (n) No Option Right may be exercised more than 10 years from the Date of Grant.

        (o) Each grant of Option Rights will be evidenced by an agreement executed on behalf of the Corporation by an officer and delivered to the Optionee and containing such terms and provisions, consistent with the Plan, as the Board may approve.

     3.3 APPRECIATION RIGHTS. (a) The Board may also authorize the granting to any Optionee of Tandem Appreciation Rights in respect of Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Corporation an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

        (b) The Board may also authorize the granting to any Participant of Free-Standing Appreciation Rights. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Corporation an amount determined by the Board, which will be expressed as a percentage of the spread (not exceeding 100%) at the time of exercise.

        (c) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

               (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

               (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

               (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and will provide that no Appreciation Right may be exercised except at a time when the related Option Right (if applicable) is also exercisable and at a time when the Spread is positive.

               (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of retirement, disability or death of the Participant or a Change of Ownership or other similar transaction or event.

               (v) Each grant of Appreciation Rights will be evidenced by an agreement executed on behalf of the Corporation by an officer and delivered to and accepted by the Participant, which agreement will describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of the Plan, and contain such other terms and provisions, consistent with the Plan, as the Board may approve.

               (vi) Any grant of Appreciation Rights may specify Performance Objectives that must be achieved as a condition of the exercise of such rights.

     3.4 RESTRICTED SHARES. The Board may also authorize the grant or sale to Participants of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

        (c) Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code except (if the Board so determines) in the event of retirement, disability or death of the Participant or a Change of Ownership or other similar transaction or event, for a period of not less than 3 years as determined by the Board at the Date of Grant.

        (d) Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

        (e) Any grant of Restricted Shares may specify Performance Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each grant may specify in respect of such specified Performance Objectives, a minimum acceptable level of achievement and will set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Objectives.

        (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

        (g) Each grant or sale of Restricted Shares will be evidenced by an agreement executed on behalf of the Corporation by an officer and delivered to and accepted by the Participant and will contain such terms and provisions, consistent with the Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares will be held in custody by the Corporation until all restrictions thereon have lapsed, together with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     3.5 DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

        (a) Each such grant or sale will constitute the agreement by the Corporation to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is equal to or less than the Market Value per Share at the Date of Grant.

        (c) Each such grant or sale will be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant, except (if the Board so determines) in the event of retirement, disability, hardship or death of the Participant or a Change of Ownership or other similar transaction or event.

        (d) During the Deferral Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Deferred Shares and will have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

        (e) Each grant or sale of Deferred Shares will be evidenced by an agreement executed on behalf of the Corporation by any officer and delivered to and accepted by the Participant and will contain such terms and provisions, consistent with the Plan, as the Board may approve.

     3.6 PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Performance Objectives. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

        (a) Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Covered Employee.

        (b) The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year, except in the event of retirement, disability or death of the Participant or a Change of Ownership or other similar transaction or event, if the Board so determines) commencing with the Date of Grant as is determined by the Board at the Date of Grant.

        (c) Any grant of Performance Shares or Performance Units will specify Performance Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units are earned and paid, the Board must certify that the Performance Objectives have been satisfied.

        (d) Each grant will specify a minimum acceptable level of achievement in respect of the specified Performance Objectives below which no payment will be made and will set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Performance Objectives.

        (e) Each grant will specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

        (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

        (g) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

        (h) Each grant of Performance Shares or Performance Units will be evidenced by an agreement executed on behalf of the Corporation by any officer and delivered to and accepted by the Participant, which agreement will state that such Performance Shares or Performance Units are subject to all the terms and conditions of the Plan, and contain such other terms and provisions, consistent with the Plan, as the Board may approve.

     3.7 TRANSFERABILITY. (a) Except as otherwise determined by the Board on a case-by-case basis, no Option Right, Appreciation Right or other derivative security granted under the Plan will be transferable by an Optionee other than by will or the laws of descent and distribution, except (in the case of a Participant who is not a Director or officer of the Corporation) to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and

Appreciation Rights will be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

        (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 3.4 of the Plan, will be subject to further restrictions on transfer.

     3.8 PARTICIPATION BY EMPLOYEES OF A DESIGNATED SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, regardless whether such Participant is also employed by the Corporation or another Affiliate, the Board may require the Designated Subsidiary to agree to transfer to the Participant (as, if and when provided for under the Plan and any applicable agreement entered into between the Participant and the Designated Subsidiary pursuant to the Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Designated Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such grant or award may be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Corporation, on terms consistent with the Plan and approved by the Board and the Designated Subsidiary. All Common Shares so delivered by or to a Designated Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 2.1 of the Plan and all references to the Corporation in the Plan are deemed to refer to the Designated Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     3.9 AWARDS ON THE EFFECTIVE DATE. Long-term incentive awards pursuant to this Article will be initially made on the Effective Date as provided in Exhibit A hereto, with such awards to each applicable employee based on gain objective and salary.

                                   ARTICLE IV
                        AWARDS TO NON-EMPLOYEE DIRECTORS

     4.1 PURPOSE. The purpose of providing awards to non-employee directors is to provide the Corporation a means to attract and retain qualified directors, provide an incentive for such directors to act in the best interests of the Corporation's shareholders, reinforce such directors' mutuality of interest with shareholders and promote the long-term interests of the Corporation.

     4.2 AWARDS TO NON-EMPLOYEE DIRECTORS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights (other than Incentive Stock Options) and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors. A grant of Option Rights may be in lieu of all or a portion of such Non-Employee Director's annual retainer, as elected by the Non-Employee Director. Each grant of Option Rights awarded pursuant to this Section will be upon terms and conditions consistent with Section 3.2 of the Plan. Each grant or sale of Restricted Shares pursuant to this Article will be upon terms and conditions consistent with Section 3.4 of the Plan.

     4.3 AWARDS ON THE EFFECTIVE DATE. Awards to non-employee directors will be initially made on the Effective Date as provided in Exhibit A hereto.

                                   ARTICLE V
                            ANNUAL INCENTIVE AWARDS

     5.1 PURPOSE. The purpose of the annual incentive awards provided under the Plan is to provide for the grant of short-term performance awards to certain key employees of the Corporation or a Subsidiary based on their attainment of predetermined goals which will further the interests of the Corporation and its shareholders.

     5.2 DEFINITIONS. As used in this Article,

        "Annual Incentive Award" means an award made pursuant to this Article.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Goal" means the threshold or thresholds to be satisfied in order for a Participant to qualify for all or a portion of an Annual Incentive Award, as determined by the Board.

        "Retirement" means termination of employment on or after attainment of age 55 with a combined total of age and service with the Company equal to at least 64.

     5.3 ELIGIBILITY FOR ANNUAL INCENTIVE AWARD. The Board annually will select Participants eligible to receive an Annual Incentive Award, based on the impact of the employee's position on Corporation performance, the measurability of such impact, and the Participant's performance and potential.

     5.4 ANNUAL INCENTIVE AWARDS. (a) As soon as practicable (but not later than the April 15) following the end of the Corporation's fiscal year, the Board will determine whether and to what extent the Goals have been met and what Annual Incentive Awards have been earned, and will notify each Participant of his entitlement, if any, to an Annual Incentive Award. Except as provided in this Article, an Annual Incentive Award will become nonforfeitable upon such a determination by the Board that such Award has been earned.

        (b) In the event of special or unusual events or circumstances affecting the application of one or more performance measures to an annual incentive award, the Board may revise the performance measures and/or underlying factors and criteria applicable to the Annual Incentive Awards affected, to the extent deemed appropriate by the Board, in its sole discretion, to avoid unintended windfalls or hardship.

        (c) Annual Incentive Awards earned will be paid in cash as soon as practicable following the determination by the Board of such Award, subject to any deferral election made pursuant to Section 5.5 of the Plan. Anything in this Article to the contrary notwithstanding, the Corporation will have no obligation to make payment of any Annual Incentive Award in the event the Participant's employment is terminated for Cause.

     5.5 DEFERRAL ELECTION. A Participant entitled to receive an Annual Incentive Award may elect to defer up to 50% of such Award (in whole percentages). Any such election must be made prior to the last business day of July of the year for which such Award may be earned and will be irrevocable with respect to such Annual Incentive Award; provided, however, that for the Annual Incentive Award applicable to the fiscal year in which the Effective Date occurs, such election must be made by January 15, 1998. The portion of an Annual Incentive Award deferred pursuant to this Subsection will be converted and granted as Deferred Shares under Section 3.5 of the Plan using the Market Value per Share on the last day of the Corporation's fiscal year for which such Award is earned.

     5.6 GRANTS OF RESTRICTED SHARES. The Corporation will grant Restricted Shares under Section 3.4 of the Plan to each Participant who defers a percentage of his Annual Incentive Award pursuant to Section 5.5 of the Plan. The number of Restricted Shares so granted will be equal in value, using the Market Value per Share on the last day of the Corporation's fiscal year to which the Award relates, to 25% of the deferred portion of such Award deferred.

     5.7 RETIREMENT, DISABILITY, DEATH, TERMINATION OF EMPLOYMENT, CHANGE OF OWNERSHIP. (a) In the event of the Retirement, disability or death of any Participant prior to the determination of any Annual Incentive Award, and in the event the Board determines that the Goal(s) set for the Participant are attained, such Participant or such Participant's beneficiary, as the case may be, will be eligible to receive a pro rata portion of his Annual Incentive Award, such portion determined by multiplying the Annual Incentive Award by a fraction, the numerator of which is the number of days during the year prior to his Retirement, disability or death and the denominator of which is 365.

        (b) OTHER TERMINATION OF EMPLOYMENT. If a Participant's employment is terminated (by him or by the Corporation or a Subsidiary) prior to the date on which any Annual Incentive Award is paid for any reason other than Retirement, disability or death, the Participant will forfeit any right to an Annual Incentive Award or any portion thereof; provided, however, that in unusual circumstances the Board in its sole discretion may waive the forfeiture in whole or in part.

        (c) CHANGE OF OWNERSHIP. If a Participant is employed on the date a Change of Ownership occurs, the Participant will be eligible to receive an Annual Incentive Award for the year in which such Change of Ownership occurs of not less than the Annual Incentive Award payable for the year immediately preceding such year.

     5.8 ADMINISTRATION. (a) This Article will be administered by the Board, which is the "administrator" for purposes of, and to the extent required by, ERISA (the "Administrator"). The Board will have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret any provision of this Article or related provisions of the Plan or of any related agreement, notification or document (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in the language of this Article or related provisions of the Plan or such agreement, notification or document), to determine the rights and status under this Article of Participants and other persons, to decide disputes arising under this Article and to make any determinations and findings with respect to benefits under this Article and the persons entitled thereto as may be required for the purposes of this Article.

        (b) The Board may, from time to time, employ and/or designate agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. No member of the Board may act in respect of his own interests under this Article. All decisions and determinations by the Administrator will be final and binding on all parties. All decisions of the Board will be made by the vote of the majority, including actions in writing taken without a meeting.

        (c) All elections, notices and directions under this Article by a Participant must be made on such forms and in such manner as the Board prescribes.

     5.9 CLAIMS PROCEDURE. To the extent required by ERISA, the Board will provide to any Participant or beneficiary whose claim for benefits under this Article has been fully or partially denied (the "claimant") a written notice setting forth (a) the specific reasons for such denial, (b) a designation of any additional material or information required and (c) an explanation of this claim review procedure. Such notice will state that the claimant is entitled to request a review in writing, by the Board, of the decision denying the claim. The claim will be reviewed by the Board who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

                                   ARTICLE VI
                       ADMINISTRATION; GENERAL PROVISIONS

     6.1 ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or
(b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 2.1 of the Plan and in the number of Option Rights to be granted pursuant to Section 4.2 of the Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section. Notwithstanding any other provision of the Plan, following any adjustment pursuant to this Section, the total percent of share equivalents to be made available under the Plan will be 15% of shares outstanding after such adjustment.

     6.2 FRACTIONAL SHARES. The Corporation will not be required to issue any fractional Common Shares pursuant to the Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     6.3 WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under the Plan, and the amounts available to the Corporation for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Corporation and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     6.4 ADMINISTRATION OF THE PLAN. (a) Except as otherwise provided in Section
5.8 of the Plan, the Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to a committee of the Board (or subcommittee thereof). A majority of the committee (or subcommittee thereof) will constitute a quorum, and the action of the members of the committee (or subcommittee thereof) present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the committee (or subcommittee thereof). To the extent of any such delegation, references in the Plan to the Board (other than in Section 6.5(a) of the Plan) are deemed to be references to any such committee or subcommittee.

        (b) The interpretation and construction by the Board of any provision of the Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board may be liable for any such action or determination made in good faith.

     6.5 AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Corporation in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained. Presentation of the Plan or any amendment thereof for shareholder approval may not be construed to limit the Corporation's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

        (b) The Board will not, without the further approval of the shareholders of the Corporation, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right may be canceled and replaced with awards having a lower Option Price without further approval of the shareholders of the Corporation. This Subsection is intended to prohibit the repricing of "underwater" Option Rights and may not be construed to prohibit the adjustments provided for in Section 6.1 of the Plan.

        (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

        (d) The Board may condition the grant of any award or combination of awards authorized under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

        (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 3.7(b) of the Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

        (f) The Plan does not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary, nor does it interfere in any way with any right the Corporation or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

        (g) To the extent that any provision of the Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of the Plan.

     6.6 TERMINATION. No grant (other than an automatic grant of Reload Option Rights) may be made under the Plan more than 10 years after the date on which the Plan is first approved by the shareholders of the Corporation, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

                                                                         ANNEX B

ITEM NUMBER 3

     ARTICLE X. Notwithstanding anything to the contrary contained in these Amended Articles of Incorporation, the affirmative vote of the holders of a majority of the voting power of the Corporation, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with any article contained herein; provided, however, that this Article X shall not alter the voting entitlement of shares that, by virtue of any Preferred Stock Designation, are expressly entitled to vote on any amendment to these Amended Articles of Incorporation.

ITEM NUMBER 4

     ARTICLE IX. Except as may be provided in any Preferred Stock Designation, the Board of Directors shall consist of not less than eight nor more than 11 directors, as shall be fixed from time to time in the manner provided in the Amended Code of Regulations of the Corporation. Except as provided otherwise in any Preferred Stock Designation, directors may be elected by the shareholders only (i) at an annual meeting of shareholders or (ii) at a special meeting of shareholders called for that purpose if (a) no annual meeting is held, (b) an annual meeting is held but directors are not elected at such annual meeting, or
(c) the shareholders increase the number of directors. Neither the holding of a special meeting of shareholders nor the election of directors at a special meeting of shareholders will, by itself, shorten the term of any incumbent director. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director. Election of directors of the Corporation need not be by written ballot unless requested by the presiding officer or by the holders of a majority of the voting power of the Corporation present in person or represented by proxy at a meeting of shareholders at which directors are to be elected. For purposes of these Amended Articles of Incorporation, "voting power of the Corporation" means the aggregate voting power of (1) all the outstanding shares of Common Stock of the corporation and (2) all the outstanding shares of any class or series of capital stock of the Corporation that has (i) rights to distributions senior to those of the Common Stock including, without limitation, any relative, participating, optional, or other special rights and privileges of, any qualifications, limitations or restrictions on, such shares and (ii) voting rights entitling such shares to vote generally in the election of directors.

ITEM NUMBER 5

     ARTICLE XIV. Pursuant to Section 1704.06(A) of the Revised Code of Ohio, the provisions of Chapter 1704 of the Ohio Revised Code (regarding regulation of transactions involving interested shareholders) shall not be applicable to the Corporation.

ITEM NUMBER 6

     34. AMENDMENTS. Except as otherwise provided by law, this Amended Code of Regulations or any Regulations may be amended in any respect or repealed at any time at any meeting of shareholders by the affirmative vote of a majority of the voting power of the Corporation, voting together as a single class. Except as otherwise provided by law or by the Amended Articles of Incorporation or this Amended Code of Regulations, the shareholders shall not take any action without a meeting to alter or amend this Amended Code of Regulations. Notwithstanding the foregoing provisions of this Regulation 34, no amendment to Regulations 29, 30 or 31 will be effective to eliminate or diminish the rights of persons specified in those Regulations existing at the time immediately preceding such amendment.

ITEM NUMBER 7

     9. NUMBER, ELECTION, AND TERMS OF DIRECTORS. Except as may be provided in any Preferred Stock Designation and subject to the minimum and maximum number of authorized directors provided in the Amended Articles of Incorporation, the size of the Board of Directors shall be established from time to time only (i) by a vote of a majority of the Whole Board or (ii) by the affirmative vote of the holders of not less than a majority of the voting power of the Corporation, voting together as a single class.

ITEM NUMBER 8

     3. SPECIAL MEETINGS. (a) Special meetings of shareholders may be called by
(i) the Chairman, (ii) the President, (iii) a majority of the Board of Directors acting with or without a meeting, or (iv) any person or persons who hold not less than 10% of all the shares outstanding and entitled to be voted at such meeting. Holders of shares that are entitled to call a special meeting of shareholders by virtue of any Preferred Stock Designation may call such meetings in the manner and for the purposes provided in the applicable terms of such Preferred Stock Designation. For purposes of this Amended Code of Regulations, "Preferred Stock Designation" shall have the meaning specified in the Amended Articles of Incorporation.

ITEM NUMBER 9

     (c) For business to be properly requested by a shareholder to be brought before an annual meeting, the shareholder must (i) be a shareholder of the Corporation of record at the time of the giving of the notice for such annual meeting provided for in this Amended Code of Regulations, (ii) be entitled to vote at such meeting, and (iii) have given timely notice thereof in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 45 nor more than 90 calendar days prior to the annual meeting; provided, however, that in the event public announcement of the date of the annual meeting is not made at least 105 calendar days prior to the date of the annual meeting, notice by the shareholder to be timely must be so received not later than the close of business on the tenth calendar day following the day on which public announcement is first made of the date of the annual meeting. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and number of shares of the Corporation that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (D) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. Notwithstanding the foregoing provisions of this Amended Code of Regulations, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Regulation 7(c). For purposes of this Regulation 7(c) and Regulation 12, "public announcement" means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended, or publicly filed by the Corporation with any national securities exchange or quotation service through which the Corporation's stock is listed or traded, or furnished by the Corporation to its shareholders. Nothing in this Regulation 7(c) will be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ITEM NUMBER 10

     12. NOMINATIONS OF DIRECTORS; ELECTION. (a) Except as may be otherwise provided in any Preferred Stock Designation, only persons who are nominated in accordance with this Regulation 12 will be eligible for election at a meeting of shareholders to be members of the Board of Directors.

     (b) Nominations of persons for election as directors of the Corporation may be made only at an annual meeting of shareholders (i) by or at the direction of the Board of Directors or a committee thereof or (ii) by any shareholder who is a shareholder of record at the time of giving of notice provided for in this Regulation 12, who is entitled to vote for the election of directors at such meeting, and who complies with the procedures set forth in this Regulation 12. All nominations by shareholders must be made pursuant to timely notice in proper form to the Secretary.

     (c) To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 45 nor more than 90 calendar days prior to the annual meeting of shareholders; provided, however, that in the event that public announcement of the date of the annual meeting is not made at least 105 calendar days prior to the date of the annual meeting, notice by the shareholder to be timely must be so received not later than the close of business on the tenth calendar day following the day on which public announcement is first made of the date of the annual meeting. To be in proper written form, such shareholder's notice must set forth or include: (i) the name and address, as they appear on the Corporation's books, of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the shareholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Corporation owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice; (v) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or proposed to be nominated, by the Board of Directors; and (vi) the signed consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of any annual meeting may, if the facts warrant, determine that a nomination was not made in accordance with this Regulation 12, and if he or she should so determine, he or she will so declare to the meeting, and the defective nomination will be disregarded. Notwithstanding the foregoing provisions of this Regulation 12, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Regulation 12.

ITEM NUMBER 11

     35. EXCEPTION TO OHIO GENERAL CORPORATION LAW. Pursuant to Section 1701.831 of the Ohio General Corporation Law (regarding control share acquisitions), the provisions of such section shall not be applicable to the Corporation.

                                                                         ANNEX C

                                   AGREEMENT

     THIS AGREEMENT, dated as of July 19, 2000 (this "Agreement"), is made by and among The Elder-Beerman Stores Corp., an Ohio corporation ("Elder-Beerman"); PPM America Special Investments Fund, L.P., a Delaware limited partnership ("SIF I"); PPM America Special Investments CBO II, L.P., a Delaware limited partnership ("CBO II"); PPM America, Inc., a Delaware corporation ("PPM America" and, collectively, with SIF I and CBO II, "PPM"); Snyder Capital Management, Inc., a Delaware corporation ("Snyder"); Dennis S. Bookshester; Stewart M. Kasen; Charles Macaluso; Steven C. Mason; Frederick J. Mershad; Thomas J. Noonan, Jr.; Bernard Olsoff; Laura H. Pomerantz; Jack A. Staph and John J. Wiesner (Bookshester, Kasen, Macaluso, Mason, Mershad, Noonan, Olsoff, Pomerantz, Staph and Wiesner are collectively referred to herein as the "Directors").

     WHEREAS, PPM currently beneficially owns, in the aggregate, approximately 13.15% of Elder-Beerman's outstanding common shares, without par value (the "Common Shares"), Snyder currently beneficially owns, in the aggregate, approximately 20.87% of the outstanding Common Shares, and the Directors currently beneficially own, in the aggregate, approximately 2.85% of the outstanding Common Shares;

     WHEREAS, Elder-Beerman and PPM have been engaged in a proxy contest, which they desire to end; and

     WHEREAS, Elder-Beerman and the Directors have agreed to support four nominees selected by PPM and Snyder for election to Elder-Beerman's Board of Directors (the "Board of Directors") and to support certain proposals of PPM to be acted upon by Elder-Beerman's shareholders at Elder-Beerman's 2000 Annual Meeting (as defined below); and

     WHEREAS, Elder-Beerman, PPM, Snyder and the Directors desire to provide for certain agreements with respect to the voting by PPM, Snyder and the Directors of the Common Shares they own and regarding other matters.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. SPECIAL MEETING OF THE BOARD OF DIRECTORS. Elder-Beerman and the Directors represent and warrant that the Board of Directors of Elder-Beerman has heretofore duly and validly approved the following items:

          (a) the nomination at the 2000 Annual Meeting of the Shareholders of Elder-Beerman to be held on August 24, 2000, or such later date as shall be determined by Elder-Beerman solely in order to facilitate effectuation of the provisions of this Agreement (the "2000 Annual Meeting") of new candidates for election to the Board of Directors (the "New Nominees"), which New Nominees will consist of Mark F.C. Berner, Dennis S. Bookshester, Eugene I. Davis and Charles H. Turner, each of whom will serve for an initial term of three years and until such time as his successor has been duly elected and qualified (unless the amendment to Article IX of Elder-Beerman's Amended Articles of Incorporation (the "Articles") is approved by the shareholders at the 2000 Annual Meeting, in which case the entire Board of Directors must be re-elected at the annual meeting of shareholders in 2001 (the "2001 Annual Meeting")), and the submission of the New Nominees at the 2000 Annual Meeting with the recommendation of the Board of Directors for election as directors by the shareholders; provided, however, that in the event that any of the New Nominees is unable at the 2000 Annual Meeting to stand for election for any reason, his replacement shall be designated as follows: (i) Snyder shall have the right to designate a replacement for Mr. Bookshester and/or for Mr. Turner, and (ii) PPM shall have the right to designate a replacement for Mr. Berner and/or for Mr. Davis;

          (b) the amendment of Article X of Elder-Beerman's Articles to reduce from 72% to a simple majority the shareholder approval required to amend or repeal any section of the Articles including those dealing with cumulative voting rights, preemptive rights to acquire shares, share repurchases by Elder-Beerman, the classification of and staggered election system for the Board of Directors and the amendment of Article X of the Articles itself, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (c) the amendment of Article IX of Elder-Beerman's Articles to eliminate classification of the Board of Directors, which currently is divided into three separate classes and elected on a staggered basis and to replace this structure with a single class board of directors under which all directors of Elder-Beerman are elected by the shareholders on an annual basis, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (d) the adoption of a new Article XIV to Elder-Beerman's Articles pursuant to which Elder-Beerman would opt out of the provisions of Chapter 1704 of the Ohio Revised Code, which Chapter sets forth certain restrictions on the ability of an Ohio corporation to engage in certain business combinations and other transactions that involve shareholders that have the ability to exercise 10% or more of the voting power of such corporation, and submission of the proposed adoption for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (e) the amendment of Regulation 34 of Elder-Beerman's Amended Code of Regulations (the "Code of Regulations") to lower from 72% to a simple majority the shareholder approval required to amend or repeal any Regulation in the Code of Regulations including those dealing with the time and place of shareholder meetings, who may call special meetings of shareholders, the order of business (including advance notice of business to be brought) at shareholder meetings, the size of the Board of Directors, the filling of newly-created directorships and Board of Directors vacancies, the removal of directors, the nomination of directors (including advance notice of the intent to nominate directors) and the amendment of the Code of Regulations, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (f) the amendment of Regulation 3(a) of Elder-Beerman's Code of Regulations to permit a shareholder or shareholders who own 10% rather than 50% of the outstanding Common Shares to call special meetings of shareholders, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (g) the amendment of Regulation 7(c) of Elder-Beerman's Code of Regulations to provide that any shareholder who desires to bring business before an annual meeting of Elder-Beerman's shareholders must notify Elder-Beerman not more than 90 days, but not less than 45 days (rather than not less than 60 days), in advance of such meeting of its intent to do so and of the nature of such business, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (h) the amendment of Regulation 12 of Elder-Beerman's Code of Regulations to provide that any shareholder who desires to propose any nominees for election to Elder-Beerman's Board of Directors must notify Elder-Beerman not more than 90 days, but not less than 45 days (rather than not less than 60 days), in advance of such meeting of its intent to do so and of the identity of its proposed nominees, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (i) the amendment of Regulation 9 of Elder-Beerman's Code of Regulations to lower from 72% to a simple majority the shareholder approval required to alter the size of the Board of Directors, and submission of the proposed amendment for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (j) the adoption of a new Regulation 35 to Elder-Beerman's Code of Regulations, pursuant to which Elder-Beerman would opt out of the provisions of the Ohio Control Share Acquisition Act, which Act sets forth certain restrictions on the ability of persons to acquire 20% or more of the stock of an Ohio corporation, and submission of the proposed adoption for approval to Elder-Beerman's shareholders at the 2000 Annual Meeting;

          (k) the execution, delivery and performance of this Agreement by Elder-Beerman; and

          (l) the agreement and confirmation of the Board of Directors that, under the Company's Rights Agreement, dated as of December 30, 1997, as amended by Amendment No. 1 dated as of November 11,

     1998, by and between Elder-Beerman and Norwest Bank Minnesota, N.A. (the "Rights Agreement"), (i) none of the parties to this Agreement is an Acquiring Person (as defined in the Rights Agreement) and (ii) a Distribution Date, a Triggering Event or a Share Acquisition Date (as such terms are defined in the Rights Agreement ) will not occur by reason of either the execution of this Agreement or the consummation of the transactions contemplated hereby. PPM and Snyder shall have the right to review and reasonably approve the forms of the proposed amendments to Elder-Beerman's Articles and Code of Regulations described in Sections 1(b) through 1(j) hereof.

     Section 2. JOINT PRESS RELEASE. Elder-Beerman, PPM and Snyder agree that, as promptly as practicable after the execution of this Agreement, they shall issue a joint press release regarding the matters contemplated in this Agreement, which press release is substantially in the form attached hereto as Annex A. Until the date of the 2000 Annual Meeting, the parties agree that no other public release or announcement concerning the matters contemplated herein shall be issued without the prior consent of Elder-Beerman, PPM and Snyder, and any such announcement shall be a joint announcement.

     Section 3. REVISED PROXY MATERIALS. Elder-Beerman agrees that, as promptly as practicable after the date of this Agreement, it shall prepare and file with the Securities and Exchange Commission (the "SEC") revised proxy materials pursuant to which the Board of Directors will: (a) propose and recommend for approval of the shareholders at the 2000 Annual Meeting the amendments to Elder-Beerman's Articles and Code of Regulations described in Sections 1(b) through 1(j) hereof, and (b) nominate and recommend the New Nominees for election to the Board of Directors at the 2000 Annual Meeting. Elder-Beerman agrees that PPM and Snyder shall have the right to review and reasonably approve the revised proxy materials, including without limitation the text and order of presentation of the proposed amendments to Elder-Beerman's Articles and Code of Regulations, prior to the filing thereof with the SEC. Elder-Beerman shall have the right to adjourn or postpone the 2000 Annual Meeting for such reasonable period of time not to exceed 30 days as may be necessary to permit clearance of revised proxy materials with the SEC and/or to permit adequate opportunity for the timely mailing of such revised proxy materials to the shareholders of Elder-Beerman. If the 2000 Annual Meeting is so adjourned or postponed in accordance with the immediately preceding sentence, Elder-Beerman, PPM and Snyder agree that they shall issue a joint press release regarding the reason for the adjournment or postponement and the date the 2000 Annual Meeting will be re-convened or held. Elder-Beerman, PPM and Snyder agree to actively seek shareholder approval of each of the items set forth in Section 1 hereof. The Directors agree to vote their respective shares in favor of each of the items set forth in Section 1 hereof. If asked to do so by Elder-Beerman, the Directors agree to make telephone calls in order to solicit and otherwise support the amendments to Elder-Beerman's Articles and Code of Regulations described in Sections 1(b) through 1(j) hereof and the election of the New Nominees. During the term of this Agreement, the Directors shall refrain from making any negative or critical comments, oral or written, regarding the amendments described in Sections 1(b) through 1(j) hereof or about the New Nominees.

     Section 4.  2000 ANNUAL MEETING OF SHAREHOLDERS.

          (a) Each party to this Agreement (other than Elder-Beerman) (i) shall cause all Common Shares beneficially owned (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder) by such party to be voted at the 2000 Annual Meeting in favor of (x) the amendments to Elder-Beerman's Articles and Code of Regulations described in Sections 1(b) through 1(j) hereof, and (y) the election as aforesaid of the New Nominees to the Board of Directors and (ii) other than the proposed amendment to Elder-Beerman's Equity and Performance Plan to increase by 500,000 the number of Common Shares available under such plan, shall not bring any business before the 2000 Annual Meeting except as expressly contemplated hereby.

          (b) Elder-Beerman agrees that it shall as promptly as practicable either during or after the 2000 Annual Meeting (i) duly file with the Secretary of State of the State of Ohio a Certificate of Amendment to its Articles setting forth such of the amendments to the Articles referred to in Sections 1(b) through 1(d) hereof that have been approved by the shareholders at the 2000 Annual Meeting and (ii) implement such of the amendments to its Code of Regulations referred to in Sections 1(e) through 1(j) hereof.

     Section 5. TERMINATION OF PROXY CONTEST; OTHER ACTIVITIES RELATED TO 2000 ANNUAL MEETING. Except as otherwise permitted in this Section 5, PPM agrees that it shall immediately terminate all activities with respect to its solicitation of proxies in connection with the 2000 Annual Meeting or any adjournment thereof. PPM and Snyder each agrees that it (a) shall not solicit, directly or indirectly, any proxies or participate in any "solicitation" of any "proxy" (as such terms are defined in Rule 14a-1 under the Exchange Act) with respect to matters to be presented at the 2000 Annual Meeting, other than solicitations in favor of the approval of each of the matters set forth in Sections 1(a) through 1(j) hereof, (b) shall not become a "participant" (as such term is used in Rule 14a-11 under the Exchange Act) in any election contest relating to the 2000 Annual Meeting, (c) shall promptly file an amendment to its Schedule 13D to reflect the termination of PPM's proxy contest and the provisions of this Agreement and (d) shall not take any other actions inconsistent with the matters contemplated hereby. Elder-Beerman shall bear the reasonable, documented costs and expenses incurred by PPM and its representatives in connection with (w) PPM's activities with respect to its solicitation of proxies in connection with the 2000 Annual Meeting prior to the date hereof, (x) PPM's activities with respect to the review and revision of Elder-Beerman's proxy materials prior to the date on which Elder-Beerman files final, definitive proxy materials with the SEC, (y) the execution and delivery of this Agreement and (z) the consummation of the transactions contemplated hereby, such costs and expenses not to exceed $250,000. Such amounts shall be paid by Elder-Beerman within five business days after receipt of appropriate evidence of such costs and expenses.

     Section 6.  NO PROXY CONTESTS; LIMITATIONS ON OTHER SHAREHOLDER
ACTIONS. During the period commencing on the date hereof and ending on the date that is 75 days prior to the first anniversary of the date of the 2000 Annual Meeting, each party to this Agreement (other than Elder-Beerman):

          (a) shall cause all shares of capital stock of Elder-Beerman that have the right to vote generally in the election of directors, that are beneficially owned (within the meaning of Regulation 13D and Rules 13d-3 and 13d-5 under the Exchange Act) by such party (i) to be present, in person or by proxy, at the 2000 Annual Meeting so that all such shares may be counted for the purpose of determining if a quorum is present at the 2000 Annual Meeting and (ii) to be voted in favor of the New Nominees and in favor of each of the proposals set forth in Sections 1(a) through 1(j) hereof at the 2000 Annual Meeting;

          (b) shall not (i) form, join or otherwise participate in any "group" (within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 thereunder) or (ii) otherwise act in concert with any other person for the purpose of holding or voting Common Shares if the purpose of such action is to circumvent any provisions of this Agreement;

          (c) shall not directly or indirectly (except through Elder-Beerman pursuant to due authorization) solicit any proxies or consents or in any way participate in any "solicitation" of any "proxy" (as such terms are defined in Rule 14a-11 under the Exchange Act) with respect to Common Shares in any election contest with respect to the Board of Directors of Elder-Beerman or become a "participant" (as such term is used in Rule 14a-1 under the Exchange Act) in any election contest with respect to the Board of Directors of Elder-Beerman or request or induce or attempt to induce any other person to take any such actions with respect to an election contest related to the Board of Directors of Elder-Beerman;

          (d) shall not call, request the call of, or seek to call, any special meeting of shareholders for the purpose of an election contest with respect to the Board of Directors of Elder-Beerman, and, if a shareholder not party to this Agreement calls any special meeting of shareholders for the purpose of an election contest with respect to the Board of Directors of Elder-Beerman, shall oppose such shareholder's election contest efforts;

          (e) shall not enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing matters referred to in this Section 6; and

          (f) shall not make any public announcement critical of the composition of the Board of Directors (including, without limitation by means of a press release or commentary in a Schedule 13D or other SEC filings).

     During the period commencing on the date that is 75 days prior to the first anniversary of the date of the 2000 Annual Meeting and ending on the date of the 2001 Annual Meeting, each party to this Agreement (other than Elder-Beerman) shall refrain from calling, requesting the call of, or seeking to call, any special meeting of shareholders.

     Section 7. 2001 ANNUAL MEETING. Each of the parties hereto agrees that it shall seek to cause the 2001 Annual Meeting to be held no less than twelve months from the date of the 2000 Annual Meeting, but no more than thirteen months from the date of the 2000 Annual Meeting.

     Section 8. TERMINATION OF THE AGREEMENT. In the event that the shareholders fail to elect of each of the New Nominees to the Board of Directors at the 2000 Annual Meeting or in the event that Elder-Beerman or any of the Directors fails to exercise good faith in fulfilling the obligations (as set forth in Section 3) to actively seek shareholder approval of each of the items set forth in Sections 1(a) through (j) hereof, all obligations of the parties hereunder (other than the obligations set forth in Section 4(b) hereof) shall automatically terminate immediately after the 2000 Annual Meeting.

     Section 9. WAIVER. Elder-Beerman hereby waives the notice requirements set forth in Regulation 7(c) of Elder-Beerman's Regulations so that the New Nominees can stand for election to Elder-Beerman's Board of Directors at the 2000 Annual Meeting.

     Section 10.  MISCELLANEOUS.

          (a) All notices, requests or instruction hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid or by telecopy (or like transmission), as follows:

             (1)  if to Elder-Beerman:

               The Elder-Beerman Stores Corp.
               3155 El-Bee Road
               Dayton, OH 45439
               Attention: Secretary

               Fax: (937) 296-4625

               with a copy to:

               Lyle G. Ganske, Esq.
               Jones Day Reavis & Pogue
               North Point
               901 Lakeside Avenue
               Cleveland, OH 44114

               Fax: (216) 579-0212

             (2)  if to PPM:

               Stuart J. Lissner
               Managing Director
               PPM America, Inc.
               225 West Wacker Drive
               Suite 1200
               Chicago, IL 60606

               Fax: (312) 634-0741

             (3)  if to Snyder:

               Margot Murtaugh
               Snyder Capital Management, Inc.
               350 California Street
               Suite 1460
               San Francisco, CA 94104

               Fax: (415) 391-9437

               with copies to:

               Eugene I. Davis
               Pirinate Consulting Group, L.L.C.
               5 Canoe Brook Drive
               Livingston, NJ 07039

               Fax: (973) 535-1843

               J. Andrew Rahl, Jr., Esq.
               Anderson Kill & Olick, P.C.
               1251 Avenue of the Americas
               New York, NY 10020-1182

               Fax: (212) 278-1733

             (4) if to any other party hereto, at its address set forth in the records of Elder-Beerman.

          Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices and other communications given to any party hereto in accordance with the provisions hereof shall be deemed to have been given on the date of receipt, provided that any notice or other communication that is received other than during regular business hours of the recipient shall be deemed to have been given at the opening of business on the next business day of the recipient.

          (b) This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes and amends all prior understandings, arrangements and agreements with respect to the subject matter hereof. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced. The parties hereto, by written agreement, may make any modification or amendment of this Agreement, but no such modification or amendment will be effective unless signed by all of the parties hereto. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

          (c) Each of the parties hereto shall use such party's reasonable best efforts to take such actions as may be necessary or reasonably requested by the other parties hereto to carry out and consummate the transactions contemplated by this Agreement. No party to this Agreement directly or indirectly shall (i) challenge the validity or enforceability of any provision of this Agreement or the matters contemplated hereby or (ii) commence any lawsuit or other legal proceeding, or take any other action, that seeks to frustrate the performance of this Agreement in accordance with its terms.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable in the case of agreements made and to be performed entirely within such State.

          (e) Each of the parties hereto recognizes that any breach of the terms of this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, any non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce the terms and provisions of this Agreement by a decree of specific performance in any action instituted in any court of the United States or any state hereof having jurisdiction without the necessity of proving the inadequacy as a remedy of money damages.

          (f) This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties and any such attempted assignment without consent shall be void.

          (g) This Agreement is not intended, and shall not be construed, to confer any rights or remedies hereunder upon any party other than the parties hereto, and those parties designated as directors pursuant to
     Section 1(a), which parties shall be entitled to enforce their rights under such provisions to which they are entitled to benefits.

          (h) Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or any such terms in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          (i) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          (j) Each party hereto (other than Elder-Beerman) is signing this Agreement in its or his/her capacity as a shareholder and not in a capacity as a director or officer (except on behalf of Elder-Beerman), it being understood that this Agreement is not intended to limit or abridge the fiduciary responsibility of the directors of Elder-Beerman.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                         THE ELDER-BEERMAN STORES CORP.



                                         By: /s/ Frederick J. Mershad
                                            ------------------------------------
                                         Name:   Frederick J. Mershad
                                         Title:  Chairman of the Board and Chief
                                                 Executive Officer

                                         /s/ Dennis S. Bookshester
                                         ---------------------------------------
                                         Dennis S. Bookshester


                                         /s/ Stewart M. Kasen
                                         ---------------------------------------
                                         Stewart M. Kasen


                                         /s/ Charles Macaluso
                                         ---------------------------------------
                                         Charles Macaluso


                                         /s/ Steven C. Mason
                                         ---------------------------------------
                                         Steven C. Mason


                                         /s/ Frederick J. Mershad
                                         ---------------------------------------
                                         Frederick J. Mershad


                                         /s/ Thomas J. Noonan, Jr.
                                         ---------------------------------------
                                         Thomas J. Noonan, Jr.


                                         /s/ Bernard Olsoff
                                         ---------------------------------------
                                         Bernard Olsoff


                                         /s/ Laura H. Pomerantz
                                         ---------------------------------------
                                         Laura H. Pomerantz


                                         /s/ Jack A. Staph
                                         ---------------------------------------
                                         Jack A. Staph


                                         /s/ John J. Wiesner
                                         ---------------------------------------
                                         John J. Wiesner

PPM AMERICA, INC.

By: /s/ Stuart J. Lissner
    -----------------------------------
Name:   Stuart J. Lissner
Title:  Managing Director


PPM AMERICA SPECIAL INVESTMENTS
CBO II, L.P.

By:      PPM America CBO II Management Company
         its General Partner


         By: /s/ Stuart J. Lissner
             ---------------------------
             Name:   Stuart J. Lissner
             Title:  Vice President


PPM AMERICA SPECIAL INVESTMENTS
FUND, L.P.

By:      PPM America Fund Management GP, Inc.
         its Managing General Partner


         By: /s/ Stuart J. Lissner
             ---------------------------
             Name:   Stuart J. Lissner
             Title:  Managing Director


SNYDER CAPITAL MANAGEMENT, INC.


By: /s/ Alan Snyder
    -----------------------------------
Name:   Alan Snyder
Title:  President

                              [ELDER-BERMAN LOGO]


Mark, sign and date your proxy card, fold it in half and return it in the postage paid envelope we have provided or return it to THE ELDER-BEERMAN STORES CORP., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               ITEMS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, AND 11.

  1. Election of directors    01 Dennis S. Bookshester    03 Eugene I. Davis     [ ] Vote FOR              [ ] Vote WITHHELD
                              02 Mark F. C. Berner        04 Charles H. Turner       all nominees              from all nominees
                                                                                     (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)   ______________________________________________




  2. Proposal  #2 - Amendment to the Company's Equity and Performance Incentive Plan      [ ] For     [ ] Against     [ ] Abstain
  3. Proposal  #3 - Adoption of an amendment to Article X of the Company's Articles       [ ] For     [ ] Against     [ ] Abstain
  4. Proposal  #4 - Adoption of an amendment to Article IX of the Company's Articles      [ ] For     [ ] Against     [ ] Abstain
  5. Proposal  #5 - Adoption of a new Article XIV to the Company's Articles               [ ] For     [ ] Against     [ ] Abstain
  6. Proposal  #6 - Adoption of an amendment to Regulation 34 of the Regulations          [ ] For     [ ] Against     [ ] Abstain
  7. Proposal  #7 - Adoption of an amendment to Regulation 9 of the Regulations           [ ] For     [ ] Against     [ ] Abstain
  8. Proposal  #8 - Adoption of an amendment to Regulation 3(a) of the Regulations        [ ] For     [ ] Against     [ ] Abstain
  9.  Proposal #9 - Adoption of an amendment to Regulation 7(c) of the Regulations        [ ] For     [ ] Against     [ ] Abstain
 10. Proposal #10 - Adoption of an amendment to Regulation 12 of the Regulations          [ ] For     [ ] Against     [ ] Abstain
 11. Proposal #11 - Adoption of a new Regulation 35 to the Regulations                    [ ] For     [ ] Against     [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 AND 11.

Attending the Annual Meeting?       Mark Box [ ]
     Address change?                Mark Box [ ]
     Indicate changes below:                                                             Date____________________________


                                                                                __________________________________________________
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s) appears on
                                                                                Proxy. If held in joint tenancy, all persons must
                                                                                sign. Trustees, administrators, etc., should
                                                                                include title and authority. Corporations should
                                                                                provide full name of corporation and title of
                                                                                authorized officer signing the proxy.

                                                                                If you need assistance in voting your shares,
                                                                                please call our proxy solicitor at 1-800-566-9061.

                                     [LOGO]
                         THE ELDER-BEERMAN STORES CORP.


                         ANNUAL MEETING OF SHAREHOLDERS
                          THURSDAY, SEPTEMBER 21, 2000
                                  8:00 A.M. EST
                              DAYTON MARRIOTT HOTEL
                         1414 SOUTH PATTERSON BOULEVARD
                               DAYTON, OHIO 45409




THE ELDER-BEERMAN STORES CORP.
3155 EL-BEE ROAD, DAYTON, OHIO 45439                                      PROXY
-------------------------------------------------------------------------------
This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 21, 2000.

The shares of stock you hold in your account will be voted as you specify on this card.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11.

By signing the proxy, you revoke all prior proxies and appoint Scott J. Davido with full power of substitution, to vote your shares on matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.